-------------------------------------------------------------------------------
THE STRONG
GROWTH FUNDS

ANNUAL REPORT * DECEMBER 31, 1997

                           [PHOTO OF MAN AND CHILD]

                         THE STRONG COMMON STOCK FUND
                         ----------------------------
                           THE STRONG DISCOVERY FUND
                         ----------------------------
                            THE STRONG GROWTH FUND
                         ----------------------------
                           THE STRONG GROWTH 20 FUND
                         ----------------------------
                            THE STRONG MID CAP FUND
                         ----------------------------
                          THE STRONG OPPORTUNITY FUND
                         ----------------------------
                           THE STRONG SMALL CAP FUND
                         ----------------------------
                             THE STRONG VALUE FUND

                               [STRONG FUNDS LOGO]
                                  STRONG FUNDS

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common-sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.

--------------------------------------------------------------------------------
                                         [PICTURE OF FOLDER LABELED INVESTMENTS]
1. HAVE A PLAN. Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

--------------------------------------------------------------------------------
                                                              [PICTURE OF CLOCK]
2. START INVESTING AS SOON AS POSSIBLE. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

--------------------------------------------------------------------------------
                                 [PICTURE OF PIE CHART OF ASSET DIVERSIFICATION]
3. DIVERSIFY YOUR PORTFOLIO. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

--------------------------------------------------------------------------------
                                            [PICTURE OF MEMO REMINDER TO INVEST]
4. INVEST REGULARLY. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

--------------------------------------------------------------------------------
                                               [PICTURE OF GRAPH SLOPING UPWARD]
5. MAINTAIN A LONG-TERM PERSPECTIVE. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and of principal loss.

--------------------------------------------------------------------------------
              [PICTURE OF PIE CHART OF ASSET DIVERSIFICATION EMPHASIZING STOCKS]
6. CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

--------------------------------------------------------------------------------
                                                        [PICTURE OF DOLLAR SIGN]
7. KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

--------------------------------------------------------------------------------
                                                   [PICTURE OF MAGNIFYING GLASS]
8. KNOW WHAT YOU'RE BUYING. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

-------------------------------------------------------------------------------
THE STRONG
GROWTH FUNDS

ANNUAL REPORT * DECEMBER 31, 1997

                               TABLE OF CONTENTS

INVESTMENT REVIEWS
     The Strong Common Stock Fund.............................................2
     The Strong Discovery Fund................................................4
     The Strong Growth Fund...................................................6
     The Strong Growth 20 Fund................................................8
     The Strong Mid Cap Fund.................................................10
     The Strong Opportunity Fund.............................................12
     The Strong Small Cap Fund...............................................14
     The Strong Value Fund...................................................16

FINANCIAL INFORMATION
     Schedules of Investments in Securities
         The Strong Common Stock Fund........................................18
         The Strong Discovery Fund...........................................20
         The Strong Growth Fund..............................................22
         The Strong Growth 20 Fund...........................................24
         The Strong Mid Cap Fund.............................................24
         The Strong Opportunity Fund.........................................26
         The Strong Small Cap Fund...........................................28
         The Strong Value Fund...............................................30

     Statements of Assets and Liabilities....................................32

     Statements of Operations................................................33

     Statements of Changes in Net Assets.....................................35

     Notes to Financial Statements...........................................37

FINANCIAL HIGHLIGHTS.........................................................41

REPORT OF INDEPENDENT ACCOUNTANTS............................................44

THE STRONG COMMON STOCK FUND

DESPITE A MARKET-WIDE FOCUS ON LARGE-CAP STOCKS, THE FUND FOUND AREAS OF OPPORTUNITY.

The Strong Common Stock Fund seeks capital growth by investing at least 80% of its assets in equity securities. The Fund emphasizes small companies that the Fund's advisor believes are under-researched and attractively valued.

==================================
         ASSET ALLOCATION
==================================
Based on net assets as of 12-31-97

[PIE CHART]

Stocks                       92.0%
Short-Term Investments        7.9%
Corporate Bonds               0.1%
==================================

For the fiscal year ended December 31, 1997, the U.S. stock market was stronger than expected, largely driven by the 22 largest multinationals in the S&P 500 Index; stocks such as General Electric and Coca-Cola became "safe havens" for investors concerned about the economic turmoil in Asia. While this narrow market hindered small- and mid-cap stocks relative to large ones, the Fund still delivered a 24.02% return for the year vs. a 22.36% return for its benchmark, the Russell 2000(reg.tm) Index.*

============================================
               TOP FIVE SECTORS
============================================
                As of 12-31-97

SECTOR                       % OF NET ASSETS
--------------------------------------------
Technology                             21.9%
--------------------------------------------
Consumer Cyclical                      16.1%
--------------------------------------------
Energy                                 14.0%
--------------------------------------------
Financial                              11.1%
--------------------------------------------
Capital Equipment                       8.3%
--------------------------------------------
Please see the Schedule of Investments in
Securities for a complete listing of the
Fund's portfolio.
============================================

STRONG RESULTS IN A MIXED MARKET
In the first quarter of 1997, small- and mid-sized companies lagged the large-cap dominated market indices as the combination of earnings growth and ready liquidity that large-caps offered proved attractive to investors. During this period, earnings momentum played a larger role in the performance of many stocks than did their underlying long-term fundamentals and valuation.

Eventually, the valuation gap between large and small stocks grew too large to sustain, resulting in a substantial third-quarter rally for small- and mid-cap stocks. A strong dollar also contributed to this rally, as large multinational companies are susceptible to reduced earnings expectations when the dollar rises in value against foreign currencies. However, the rally in small- and mid-cap stocks was cut short in the fourth quarter as the Asia crisis drove many investors to seek "safe-haven" stocks that could provide stability in times of volatility. As a result, the S&P 500 outperformed the Russell 2000(reg.tm) for the year.

A momentum-driven and narrow market is not consistent with our disciplined investment style. We believe our strength lies in a commitment to our private value approach to stock selection. We evaluate a company as though we were considering buying the entire firm, and compare the price we'd be willing to pay with the current stock price. If the cost of the stock doesn't reflect this private value--often because the stock is being ignored by analysts-- we will consider adding it to the portfolio.

RESEARCH UNCOVERED OPPORTUNITIES
During the year, the Fund discovered a number of areas of opportunity. Our investment universe tends to focus on undiscovered, largely ignored companies that are selling at substantial discounts to their private value. To be successful within this universe, an investor needs to adopt a very intensive research process, of which direct company visits are important. In 1997, we were able to add several promising holdings to the portfolio, such as Pittston-Brinks and Falcon Drilling.

In particular, the Fund benefited from an outperformance by many of its media holdings, which were overweighted in the portfolio. Increased merger and acquisition activity led to attractive returns in cable and cellular stocks. The Fund's overweighted energy sector--particularly the oil service group--also performed well, as oil and gas prices have grown sharply in response to a greater demand for resources.

============================================================================
                        FIVE LARGEST STOCK HOLDINGS
============================================================================
                              As of 12-31-97
                                                                    % OF NET
SECURITY                          INDUSTRY                           ASSETS
----------------------------------------------------------------------------
Cox Communications,               Media-Radio/TV                      1.9%
Inc. Class A
----------------------------------------------------------------------------
Tele-Communications, Inc.         Media-Radio/TV                      1.7%
----------------------------------------------------------------------------
Sterling Software, Inc.           Computer Software                   1.5%
----------------------------------------------------------------------------
Xilinx, Inc.                      Electronics-                        1.5%
                                  Semiconductor/Component
----------------------------------------------------------------------------
Global Industries, Ltd.           Oil Well Equipment                  1.5%
                                  and Service
----------------------------------------------------------------------------

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
============================================================================

LOOKING AHEAD TO 1998
We believe that as Asian economies struggle to recover, the turmoil will continue to have an impact on the U.S. market. To mitigate the potential for higher earnings growth risk in the U.S., we intend to carefully scrutinize earnings estimates, paying close attention to good management.

The media sector continues to look positive, although much of its valuation discount has disappeared. While a slowing of Asian demand has recently reduced oil prices, we expect that suppliers of oil and gas will encounter an increasingly positive environment. With stock prices lower, we plan to overweight these sectors.

We're also taking advantage of selected opportunities in the technology sector--an area whose stocks were the first to reflect the impact of the Asian crisis. While this sector floundered during the fourth quarter of 1997, we're cautiously reinvesting there now. As always, we're looking for well-managed, securely positioned companies selling at values we'd be comfortable owning, even during downturns.

Thank you for your investment in the Strong Common Stock Fund. We appreciate your confidence in our investment approach.

Sincerely,


/s/ Richard Trent Weiss
Richard T. Weiss


/s/ Marina Carlson
Marina Carlson
Portfolio Co-managers

[PHOTO OF RICHARD T. WEISS AND MARINA CARLSON]


===================================================================
            GROWTH OF AN ASSUMED $10,000 INVESTMENT
===================================================================
                   From 12-29-89 to 12-31-97
[GRAPH]

       THE STRONG COMMON                             Lipper Growth
           STOCK FUND          S & P 500 Index*       Fund Index*
12-89        10,000                 10,000               10,000
12-90        10,100                  9,690                9,459
12-91        15,864                 12,642               12,895
12-92        19,161                 13,605               13,879
12-93        23,988                 14,976               15,541
12-94        23,872                 15,174               15,297
12-95        31,609                 20,876               20,292
12-96        38,078                 25,669               23,839
12-97        47,223                 34,232               30,532

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Standard & Poor's 500 Stock Index
("S&P 500") and the Lipper Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.
===================================================================


                                            =================================
                                                       AVERAGE ANNUAL
                                                       TOTAL RETURNS
                                            =================================
                                                       As of 12-31-97
                                                 1-YEAR                24.02%

                                                 3-YEAR                25.53%

                                                 5-YEAR                19.77%

                                            SINCE INCEPTION            21.41%
                                             (on 12-29-89)
                                            =================================


------------------------------------------------------------------------------
* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Russell 2000(reg.tm) Index is an unmanaged index generally representative of the U.S. market for small cap stocks. The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P and the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

THE STRONG DISCOVERY FUND

WE MAINTAINED THE FUND'S HISTORIC FOCUS ON SMALL- AND MEDIUM-SIZED GROWTH COMPANIES. WE BELIEVE THESE STOCKS OFFER THE GREATEST OPPORTUNITIES GOING FORWARD.

The Strong Discovery Fund seeks to provide investors with capital growth, a goal we pursue by investing in a diversified portfolio of small-, mid-, and larger-cap companies. Our investment approach combines number-crunching analysis with direct research, including on-site visits. Through frequent discussions with management, suppliers, customers, and competitors, we believe we can identify vital aspects of companies that aren't reflected in their historical financial statements--or their stock prices.

====================================
          ASSET ALLOCATION
====================================
 Based on net assets as of 12-31-97
 [PIE CHART]

 Common Stocks                89.3%
 Short-Term Investments       10.6%
 Convertible Securities        0.1%

The Fund's asset allocation does not
reflect any futures positions held
by the Fund.
====================================

As your investment managers, we are not accustomed to producing disappointing investment results. Over our respective careers, we have experienced success in various market environments. We are acutely aware that our recent results have not been up to par, and remain dedicated to improving the Fund's performance going forward.

Although the Strong Discovery Fund's recent investment returns have not kept pace with the S&P 500's, its portfolio measures up well under the key criteria we use when selecting stocks--good businesses, good managements, and attractive valuations. In general, we are pleased with the quality and performance of the companies in the portfolio. With few exceptions, they have been meeting or exceeding their profit targets.

We are also pleased with the valuation of the portfolio, especially compared with the valuations being accorded the companies that comprise the S&P 500 Index. As the following table illustrates, the Fund's average valuation--as measured by its price/earnings ratio--is the same as the S&P 500's.

However, we estimate the portfolio's earnings growth potential to be more than three times that of the S&P 500. We seek to produce superior investment results over time by concentrating on companies with superior growth potential.

                                  P/E RATIO                 ESTIMATED
FUND                              (1998 EARNINGS)           EARNINGS GROWTH(1)
-------------------------------------------------------------------------------
Strong Discovery Fund             20.1x                     22%
S&P 500 Index                     20.1x                      7%

In our investment process, we make forward-looking decisions. Our job is to position the portfolio for what we expect to happen, not to chase after the market sectors or stocks that have recently performed best.

To that end, we maintained the Fund's historic focus on small- and medium-size growth companies. We believe that these stocks offer the greatest opportunities going forward. In recent months, however, the market has heavily favored the largest, most established firms, as uncertainty in Asian markets has driven a flight to quality.

As a result, our 10.85% total return for 1997 trailed the 33.36% return of the S&P 500 and the 19.86% return of our peer group, the Lipper Capital Appreciation Funds Index. Including 1997's return, the Discovery Fund's average annual total return since its December 31, 1987 inception is 16.19%, which keeps us ahead of our peer group's average annual return of 15.00%. But it puts us below the S&P 500's average annual gain since our inception--a figure we have historically surpassed--of 18.05%.*(1)

Despite recent setbacks, we continue to find reason for optimism in the current market environment. The prevailing conditions remind us of 1990 and 1991. Then as now, investors moved toward indexation--trying to replicate the S&P 500 without regard for the merits of the individual companies or their prices. Eventually this cycle came to an end, creating an opportunity for investors willing to consider stocks outside the S&P 500's largest. The Fund capitalized on the situation then, and posted a 67.61% gain for 1991, versus a 30.47% return for the S&P 500. Drawing on our combined 40 years of investment experience, we have currently positioned the Fund to benefit from what may be a similar scenario.

Thank you for your investment in the Strong Discovery Fund.


Sincerely,


/s/ Richard S. Strong
Richard S. Strong


/s/ Chip Paquelet
Charles A. Paquelet
Portfolio Co-managers

[PHOTO OF RICHARD S. STRONG AND CHARLES A. PAQUELET]


===========================================================================
                  GROWTH OF AN ASSUMED $10,000 INVESTMENT
===========================================================================
                         From 12-31-87 to 12-31-97
[GRAPH]
            THE STRONG                                Lipper Capital
          DISCOVERY FUND     S & P 500 Index*    Appreciation Fund Index*
12-87         10,000             10,000                  10,000
12-88         12,445             11,661                  11,285
12-89         15,428             15,356                  14,479
12-90         15,005             14,879                  13,352
12-91         25,151             19,412                  18,366
12-92         25,639             20,891                  19,754
12-93         31,333             22,996                  22,865
12-94         29,553             23,300                  22,304
12-95         39,885             32,056                  29,350
12-96         40,439             39,416                  33,738
12-97         44,825             52,566                  40,438

This graph, prepared in accordance with SEC regulations, compares a
$10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Capital Appreciation Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.
===========================================================================


                                            ===================================
                                                       AVERAGE ANNUAL
                                                       TOTAL RETURNS
                                            ===================================
                                                      As of 12-31-97

                                                  1-YEAR             10.85%
                                                  3-YEAR             14.90%
                                                  5-YEAR             11.82%
                                                 10-YEAR             16.19%
                                             SINCE INCEPTION         16.19%
                                              (on 12-31-87)
                                            ===================================

 ------------------------------------------------------------------------------
* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Capital Appreciation Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.
1 Earnings growth has been estimated on an annual basis for a projected five-year period. The Discovery Fund's earnings growth estimate has been generated from our own analysis of the portfolio's individual securities as of December 31, 1997. The earnings growth projection for the S&P 500 has been based on a consensus of earnings estimates from six Wall Street investment firms as shown by Bloomberg dated December 31, 1997.

THE STRONG GROWTH FUND

WHILE WE ARE CAUTIOUS OVER THE NEAR TERM, WE REMAIN BULLISH FOR THE LONG RUN.

The Strong Growth Fund seeks capital growth. The Fund invests primarily in equity securities that the Fund's Advisor believes have above-average growth prospects. The Fund is able to invest in any company regardless of size.

For the year ended December 31, 1997, the Strong Growth Fund generated a positive total return of 19.05% by maintaining a primarily mid-to-small-cap portfolio of promising growth stocks.

==================================
          ASSET ALLOCATION
==================================
Based on net assets as of 12-31-97
[PIE CHART]

Stocks                       89.8%
Short-Term Investments       10.2%
==================================

The S&P 500 Index,* a broad stock market index and benchmark, finished the year with a 33.36% total return. We believe this difference in performance can be primarily attributed to an investor preference for very large companies which were not heavily represented in our portfolio. Illustrating the strength of large caps is the fact that the average performance of the top 50 companies in terms of market capitalization size in the S&P 500 was 35.29% for 1997 vs. the average for the remaining 450 stocks which was only 19.7% for the year.

======================================
           TOP FIVE SECTORS
======================================
            As of 12-31-97
Sector                 % of Net Assets
--------------------------------------
Technology                       20.2%
 ......................................
Financial                        14.9%
 ......................................
Healthcare                       13.4%
 ......................................
Retail                           12.6%
 ......................................
Consumer Cyclical                10.1%
 ......................................
Please see the Schedule of Investments
in Securities for a complete listing
of the Fund's portfolio.
======================================

SEEKING GROWTH OPPORTUNITIES IN A CHALLENGING MARKET

The strong performance of large-cap equities early in the year was followed by a brief correction in March and early April, and then followed by a market rebound to new highs in the second quarter. Even though large-cap stocks led this rebound, there was a gradual broadening out to small- and mid-cap issues later in the quarter which favored this Fund's portfolio.

Also, in the second quarter, when it appeared that the Fed would not raise interest rates any further, we used our modest cash reserves and boosted the Fund's weightings in higher-growth technology and health care stocks. We also added to our current positions in retail and media stocks, which typically benefit from high levels of employment and consumer confidence. At the same time, we pared back our positions in financial stocks to their market weightings after their big run-up in the first quarter.

The Strong Growth Fund narrowly outperformed the S&P 500 Index during the second quarter with a quarterly return of 17.70% vs. 17.46%. And, as the broadening of the market increased in the third quarter, the Fund's small- to mid-cap focus continued to generate strong results. The specific sectors which did well--and where the Fund was overweighted--were those of energy, technology, and consumer cyclicals.

In October, the world's major markets were forced to deal with concerns over the economies in Southeast Asia. Those concerns eventually halted the summer rally in small- and mid-cap stocks, and money flowed into the perceived safety of U.S. bonds and larger-cap stocks, such as utilities, telephones, drugs and consumer staples. As a result, the S&P 500 Index had an up quarter, while small- and mid-cap stocks, the Fund's primary focus, came under heavy selling pressure. This led to the Fund's underperformance in the fourth quarter.

====================================================================
                       FIVE LARGEST HOLDINGS
====================================================================
                          As of 12-31-97
                                                          % OF NET
SECURITY                     INDUSTRY                      ASSETS
--------------------------------------------------------------------
Kohl's Corporation           Retail-Department Store        2.3%
 ....................................................................
Cendant Corporation          Retail-Specialty               2.3%
 ....................................................................
Chancellor Media             Media-Radio/TV                 2.0%
Corporation
 ....................................................................
Travelers Group, Inc.        Insurance-Diversified          1.9%
 ....................................................................
Schlumberger, Ltd.           Oil Well Equipment             1.8%
                             and Service
 ....................................................................
Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
====================================================================

Specifically, while the Fund had previously sold its holdings in companies with any significant Southeast Asian exposure early in the third quarter, the portfolio was negatively impacted in the fourth quarter by the sell-off in most of the technology and energy stocks. Overall, domestic-oriented groups, such as media, regional banks, and retailers, were the top performers in the fourth quarter.

A FOCUS ON FUNDAMENTALS GOING FORWARD

In our opinion, the market could remain in a set trading range over the next six months until the full effects of the Asian crisis are understood, and we are likely to see continued volatility in the meantime. Inflation and interest rates should remain low as the economy and earnings show signs of slowing, and should produce a better climate for investing in companies with solid assured earnings growth.

Therefore, we will continue to pay strict attention to the fundamentals and valuations of the companies in which we invest. While we are cautious over the near term, we remain bullish for the long run. As always, it is our belief that outstanding companies with superior earnings and revenue growth will outperform the market over time.

Thank you for your investment in the Strong Growth Fund. We appreciate the opportunity to serve you, and look forward to helping you pursue your important financial goals in the years ahead.

Sincerely,


/s/ Ronald C. Ognar
Ronald C. Ognar
Portfolio Manager

[PHOTO OF RONALD C. OGNAR]



=========================================================
         GROWTH OF AN ASSUMED $10,000 INVESTMENT
=========================================================
                From 12-31-93 to 12-31-97
[GRAPH]
           THE STRONG                       Lipper Growth
          GROWTH FUND    S & P 500 Index*    Funds Index*
12-93        10,000          10,000             10,000
12-94        11,727          10,132              9,843
12-95        16,535          13,940             13,057
12-96        19,763          17,140             15,339
12-97        23,528          22,859             19,645

This graph, prepared in accordance with SEC regulations,
compares a $10,000 investment in the Fund, made at its
inception, with a similar investment in the Standard &
Poor's 500 Stock Index ("S&P 500") and the Lipper Growth
Funds Index.  Results include the reinvestment of all
dividends and capital gains distributions. Performance is
historical and does not represent future results.
Investment returns and principal value vary, and you may
have a gain or loss when you sell shares.
=========================================================


                                          =====================================
                                                     AVERAGE ANNUAL
                                                      TOTAL RETURNS
                                          =====================================
                                                     As of 12-31-97

                                               1-YEAR                   19.05%
                                               3-YEAR                   26.13%
                                          SINCE INCEPTION               23.85%
                                           (on 12-31-93)
                                          =====================================


-------------------------------------------------------------------------------
* The S& P 500 is an unmanaged index generally representative of the U.S.
  stock market, without regard to company size. The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

THE STRONG GROWTH 20 FUND

WHILE WE ARE CAUTIOUS OVER THE NEAR TERM, WE REMAIN BULLISH FOR THE LONG RUN.

The Strong Growth 20 Fund seeks capital growth. The Fund invests primarily in equity securities that the Fund's Advisor believes have above-average growth prospects. The Fund is able to invest in any company regardless of size. The Fund is non-diversified and normally concentrates its investments in a core position of 20 to 30 common stocks.

==================================
         ASSET ALLOCATION
==================================
Based on net assets as of 12-31-97
[PIE CHART]

Stocks                       87.7%
Short-Term Investments       12.3%
==================================

For the six months ended December 31, 1997, the Strong Growth 20 Fund generated a total return of 13.87%. That figure is ahead of the Fund's benchmark, the S&P 500 Index*, which generated a 10.58% total return for the same period.

SEEKING GROWTH OPPORTUNITIES IN A CHALLENGING MARKET

The Strong Growth 20 Fund began on June 30, 1997. The Fund benefited from a summer rally in small- and mid-cap issues throughout the third quarter of 1997, and posted a 19.95% three-month return in the period ended September 30, 1997 vs. a return of 7.49% for the S&P 500 during the same period. We closed the quarter with 28 stocks included in the portfolio. Overall, the Fund benefited during the third quarter from a market in which small- and mid-cap valuations were brought into line with larger-cap issues.

======================================
           TOP FIVE SECTORS
======================================
            As of 12-31-97

SECTOR                 % OF NET ASSETS
--------------------------------------
Technology                       26.6%
 ......................................
Financial                        22.0%
 ......................................
Capital Equipment                13.4%
 ......................................
Healthcare                       10.6%
 ......................................
Retail                            8.3%
 ......................................
Please see the Schedule of Investments
in Securities for a complete listing
of the Fund's portfolio.
======================================

In October, all of the world's major markets were forced to deal with concerns over the economies of Southeast Asia. Those concerns eventually halted the summer rally in small- and mid-cap stocks, and money flowed into the perceived safety of U.S. bonds and larger-cap stocks, such as utilities, telephones, drugs and consumer staples.

The Fund's top performing stocks for the fourth quarter of 1997 included HBO, Peoplesoft, TCF Financial, and Eli Lilly. During the quarter, the Fund took a more cautious buying position in light of the volatile market conditions. But as nervous sellers pushed stock prices down, we were able to find some good values in core growth stocks.

A FOCUS ON FUNDAMENTALS GOING FORWARD

In our opinion, the market could remain within a set trading range over the next six months until the full effects of the Asian crisis are understood, and we are likely to see continued volatility in the meantime. Inflation and interest rates should remain low as the economy and earnings show signs of slowing.

===========================================================
                  FIVE LARGEST HOLDINGS
===========================================================
                      As of 12-31-97
                                              % OF NET
SECURITY                   INDUSTRY            ASSETS
-----------------------------------------------------------
TCF Financial              Savings and Loan      5.1%
Corporation
 ...........................................................
Pfizer, Inc.               Healthcare-           5.0%
                           Drug/Diversified
 ...........................................................
Romac International, Inc.  Commercial Service    4.9%
 ...........................................................
Starwood Lodging Trust     Real Estate           4.8%
 ...........................................................
HBO & Company              Computer Service      4.8%
 ...........................................................
Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
===========================================================

Therefore, we will continue to pay strict attention to the fundamentals and valuations of companies that we own. It is our goal to be invested in the most promising growth stocks, regardless of market cap or market sector.

While we are cautious over the near term, we remain bullish for the long run. As always, it is our belief that outstanding companies with superior earnings and revenue growth will outperform the market over time. We expect that market volatility will present attractive buying opportunities for stocks with long-term growth potential.

Thank you for your investment in the Strong Growth 20 Fund. We appreciate the opportunity to serve you, and look forward to helping you pursue your important financial goals in the years ahead.

Sincerely,


/s/ Ronald C. Ognar
Ronald C. Ognar
Portfolio Manager

[PHOTO OF RONALD C. OGNAR]


==========================================================================
                 GROWTH OF AN ASSUMED $10,000 INVESTMENT
==========================================================================
                        From 6-30-97 to 12-31-97
[GRAPH]
          THE STRONG GROWTH                            Lipper Capital
               20 FUND        S & P 500 Index*   Appreciation Funds Index*
 6-97          10,000              10,000                  10,000
 7-97          11,280              10,796                  10,725
 8-97          11,280              10,191                  10,524
 9-97          11,995              10,749                  11,149
10-97          11,453              10,390                  10,705
11-97          11,122              10,871                  10,723
12-97          11,387              11,058                  10,881

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
==========================================================================


                                          ====================================
                                                     TOTAL RETURNS(1)
                                          ====================================
                                                     As of 12-31-97

                                          SINCE INCEPTION               13.87%
                                            (on 6-30-97)
                                          ====================================


-------------------------------------------------------------------------------
* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Capital Appreciation Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.
1 Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends.

THE STRONG MID CAP FUND

WE REMAIN FOCUSED ON THE HIGHEST QUALITY COMPANIES--THOSE THAT CAN GENERATE CONSISTENT EARNINGS GROWTH BETTER THAN THE OVERALL MARKET AND WHICH HAVE GOOD VISIBILITY IN THEIR BUSINESSES.

The Strong Mid Cap Fund seeks capital growth. The Fund invests primarily in stocks of companies that have midsize market capitalizations. While these stocks can be very volatile over short time periods, they have the potential to amply reward investors over time.

==================================
         ASSET ALLOCATION
==================================
Based on net assets as of 12-31-97
[PIE CHART]

Stocks                       96.6%
Short-Term Investments        3.4%
==================================

In general, the Fund tends to invest in high-growth companies rather than low-priced value stocks. Growth companies typically offer the benefits of talented management, strong balance sheets, healthy sales, and accelerating earnings growth.

===========================================
              TOP FIVE SECTORS
===========================================
               As of 12-31-97
SECTOR                     % OF NET ASSETS
-------------------------------------------
Technology                          37.8%
 ..........................................
Healthcare                          16.8%
 ..........................................
Retail                              12.8%
 ..........................................
Financial                           10.0%
 ..........................................
Consumer Staple                      6.4%
 ..........................................
Please  see  the Schedule of Investments
in Securities for a complete listing
of the Fund's portfolio.
===========================================

A DIFFICULT YEAR FOR HIGH-GROWTH MID-CAP STOCKS

Despite a relatively benign market backdrop, mid-sized capitalization higher-growth issues struggled all year. After the sharp sell off in the first four months of 1997, mid-capitalization issues rebounded. That rebound was cut short in late October as concern about the Asian countries began to filter into the U.S. market. During this correction, higher-growth, higher-multiple issues were hit the hardest. For 1997, the Fund trailed its benchmark, the S&P Midcap 400 Index, returning 13.85% vs. a 32.25% return for the index. This was due to the Fund's long-term focus on the higher-growth issues within the mid-capitalization range of the market, while the index includes both growth and value stocks.*

AN UNUSUAL MARKET FOR MID-CAP STOCKS

The performance of the mid-sized, higher-growth issues in which the Fund invests was unusual, given both the macroeconomic environment and the financial results demonstrated by those companies in 1997. During 1997, long rates as measured by the yield on Treasury bonds dropped from 6.6% to 5.9%; GDP growth slowed; and inflation remained a non-issue. Historically, against this kind of economic backdrop we have seen price/earnings ratios expand for those companies which can deliver earnings growth at a rate consistently above the market average; instead, they contracted as investors' fears about the future outweighed the reality of the present. This contraction is even more unusual when viewed in the context of relative earnings growth: since the first quarter of 1997, earnings growth for mid-capitalization issues as measured by the S&P Midcap 400 Index have grown at a pace increasingly faster than that of the S&P 500.

TAKING ADVANTAGE OF MARKET OPPORTUNITIES

We have used the weakness in this sector to further improve the quality of the portfolio. We remain focused on the highest quality companies--those that can generate consistent earnings growth better than the overall market and which have good visibility in their businesses. We remain overweighted in technology and healthcare, with our holdings diversified across a broad number of subsectors. The Fund continues to be underweighted in utilities. These weightings reflect our bias toward companies that have strong and consistent earnings growth.

Among the more significant themes around which we have structured the portfolio are: Telecommunications--technological changes within this industry have provided exciting new opportunities for a variety of companies, while major deregulation and restructuring of the telecommunications industry is challenging providers of these services to adapt their business models to a constantly changing environment. Our focus in this area is on companies well positioned to benefit from the deregulation/restructuring of this industry and the convergence of several different mediums of delivery.

New Financial Structures--as the global financial environment becomes increasingly competitive and traditional financial companies such as banks and insurance companies bring more discipline to their businesses, opportunities arise for mid-sized companies to capitalize on pockets of opportunity, through a lower cost structure or a new method of delivery.

OUR OUTLOOK FOR THE NEAR TERM
The multiple contraction we saw in this end of the market in 1997 has, we believe, discounted a lot of the macroeconomic risks that exist currently, while not rewarding these companies for their positives. In our experience, such negative sentiment does not continue for long periods of time, because investors inevitably focus on the fundamentals of the individual companies and the market has over time rewarded companies that demonstrate that they can grow earnings at a rate significantly faster than the overall market with premium valuations. While mid-sized, high growth companies always carry more risk than larger, more established companies, at this point we believe most of those risks are already reflected in the price of these stocks.

We are concerned about the outlook for the broader market in 1998. We believe we will see earnings growth slow for the larger multinational companies, due to a variety of factors. There also appears to be more uncertainty in the macroeconomic environment than there has been in several years, and it is possible that uncertainty may persist through most of 1998. We believe the companies in which we have invested are extremely well positioned to grow their businesses in the future. Currently they are selling at approximately a 40% discount to their growth rates, based on 1997 and 1998 earnings. While these companies are selling at a slight premium to the overall market, they offer earnings growth almost four times as fast.

Thank you for your investment in the Strong Mid Cap Fund. We appreciate your confidence in our investment approach.

Sincerely,


/s/ Mary Lisanti
Mary Lisanti


/s/ Jeffrey M.K. Bernstein
Jeffrey M.K. Bernstein
Portfolio Co-managers

[PHOTO OF MARY LISANTI AND JEFFREY M.K. BERNSTEIN]



=======================================================================
                 GROWTH OF AN ASSUMED $10,000 INVESTMENT
=======================================================================
                        From 12-31-96 to 12-31-97
[GRAPH]

          STRONG MID    S & P MidCap 400     S & P 500    Lipper Mid Cap
           CAP FUND       Stock Index*      Stock Index*   Funds Index*
12-96       10,000            10,000          10,000          10,000
 1-97       10,500            10,375          10,625          10,328
 2-97        9,890            10,290          10,708           9,936
 3-97        8,964             9,851          10,268           9,338
 4-97        8,824            10,107          10,881           9,511
 5-97        9,814            10,991          11,544          10,467
 6-97       10,104            11,299          12,061          10,820
 7-97       11,125            12,418          13,020          11,676
 8-97       11,025            12,403          12,291          11,605
 9-97       12,115            13,116          12,964          12,347
10-97       11,425            12,545          12,531          11,698
11-97       11,205            12,731          13,111          11,663
12-97       11,385            13,225          13,336          11,757

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the S&P 500 Stock Index and the Lipper Mid Cap Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
=======================================================================


                                         ======================================
                                                     AVERAGE ANNUAL
                                                      TOTAL RETURN
                                         ======================================
                                                     As of 12-31-97

                                          SINCE INCEPTION                13.85%
                                           (on 12-31-96)
                                         ======================================

-------------------------------------------------------------------------------
* The S& P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market, without regard to company size. Previous performance comparisons have shown the Fund compared to an equivalent investment in the S&P Midcap 400 Stock Index. We have replaced this index with the S&P 500 Stock Index because it is a broad-based index. The Lipper Mid Cap Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

THE STRONG OPPORTUNITY FUND

THE FUND BENEFITED FROM AN OUTPERFORMANCE BY MANY OF ITS MEDIA HOLDINGS, WHICH WERE OVERWEIGHTED IN THE PORTFOLIO.

The Strong Opportunity Fund seeks capital growth by investing at least 70% of its assets in equity securities. The Fund emphasizes medium companies that the Fund's advisor believes are under-researched and attractively valued.

==================================
        ASSET ALLOCATION
==================================
Based on net assets as of 12-31-97
[PIE CHART]

Stocks                       89.6%
Short-Term Investments       10.4%
==================================

For the fiscal year ended December 31, 1997, the U.S. stock market was stronger than expected, largely driven by the 22 largest multinationals of the S&P 500 Index; stocks such as General Electric and Coca-Cola became "safe havens" for investors concerned about the economic turmoil in Asia. While this narrow market hindered small- and mid-cap stocks relative to large ones, the Fund still delivered a 23.45% return for the year vs. a 32.25% return for its benchmark, S&P Midcap 400 Stock Index, and 28.08% for the Lipper Growth Funds Index.*

======================================
           TOP FIVE SECTORS
            As of 12-31-97
======================================

SECTOR                 % OF NET ASSETS
--------------------------------------
Technology                       20.7%
 .......................................
Energy                           13.1%
 .......................................
Financial                        11.9%
 .......................................
Consumer Cyclical                10.8%
 .......................................
Retail                            8.1%
 .......................................
Please see the Schedule of Investments
in Securities for a complete listing
of the Fund's portfolio.
======================================

STRONG RESULTS IN A MIXED MARKET

In the first quarter of 1997, small- and mid-sized companies lagged the large-cap dominated market indices as the combination of earnings growth and ready liquidity that large-caps offered proved attractive to investors. During this period, earnings momentum played a larger role in the performance of many stocks than did their underlying long-term fundamentals and valuation.

Eventually, the valuation gap between large and small stocks grew too large to sustain, resulting in a substantial third-quarter rally for small- and mid-cap stocks. A strong dollar also contributed to this rally, as large multinational companies are susceptible to reduced earnings expectations when the dollar rises in value against foreign currencies. However, the rally in small- and mid-cap stocks was cut short in the fourth quarter as the Asia crisis drove many investors to seek "safe-haven" stocks that could provide stability in times of volatility. As a result, the S&P 500 outperformed the Russell 2000(reg.tm) for the year.*

A momentum-driven and narrow market is not consistent with our disciplined investment style. We believe our strength lies in a commitment to our private value approach to stock selection. We evaluate a company as though we were considering buying the entire firm, and compare the price we'd be willing to pay with the current stock price. If the cost of the stock doesn't reflect this private value--often because the stock is being ignored by analysts--we will consider adding it to the portfolio.

RESEARCH UNCOVERED OPPORTUNITIES

During the year, the Fund discovered a number of areas of opportunity. Our investment universe tends to focus on undiscovered, largely ignored companies that are selling at substantial discounts to their private value. To be successful within this universe, an investor needs to adopt a very intensive research process, of which direct company visits are important. In 1997, we were able to add several promising holdings to the portfolio, such as Cadence Design and American Power Conversion.

In particular, the Fund benefited from an outperformance by many of its media holdings, which were overweighted in the portfolio. Increased merger and acquisition

                 ==============================================================
                                   FIVE LARGEST STOCK HOLDINGS
                 ==============================================================
                                          As of 12-31-97
                                                                       % OF NET
                 SECURITY                     INDUSTRY                   ASSETS
                 --------------------------------------------------------------
                 Tele-Communications, Inc.    Media-Radio/TV               3.1%
                 ...............................................................
                 Comcast Corporation          Media-Radio/TV               2.1%
                 Class A
                 ...............................................................
                 Cox Communications,          Media-Radio/TV               1.9%
                 Inc. Class A
                 ...............................................................
                 NIPSCO Industries, Inc.      Electric Power               1.6%
                 ...............................................................
                 Whitman Corporation          Diversified Operations       1.6%
                 ...............................................................
                 Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
                 ==============================================================
activity led to attractive returns in cable and cellular stocks. The Fund's overweighted energy sector--particularly the oil service group--also performed well, as oil and gas prices have grown sharply in response to a greater demand for resources.

We plan to avoid companies with products that may be in oversupply in Asia--particularly products with high labor content. Going into 1998, we also intend to focus on lowering the median market cap for the Fund.

LOOKING AHEAD TO 1998

We believe that as Asian economies struggle to recover, the turmoil will continue to have an impact on the U.S. market. To mitigate the potential for higher earnings growth risk in the U.S., we intend to carefully scrutinize earnings estimates, paying close attention to good management.

The media sector continues to look positive, although much of its valuation discount has disappeared. While a slowing of Asian demand has recently reduced oil prices, we expect that suppliers of oil and gas will encounter an increasingly positive environment. With stock prices lower, we plan to overweight these sectors.

We're also taking advantage of selected opportunities in the technology sector--an area whose stocks were the first to reflect the impact of the Asian crisis. While this sector floundered during the fourth quarter of 1997, we're cautiously reinvesting there now. As always, we're looking for well-managed, securely positioned companies selling at values we'd be comfortable owning, even during downturns.

Thank you for your investment in the Strong Opportunity Fund. We appreciate your confidence in our investment approach.

Sincerely,


/s/ Richard Trent Weiss
Richard T. Weiss


/s/ Marina Carlson
Marina Carlson
Portfolio Co-managers

[PHOTO OF RICHARD T. WEISS AND MARINA CARLSON]



========================================================
         GROWTH OF AN ASSUMED $10,000 INVESTMENT
========================================================
                From 12-31-85 to 12-31-97
[GRAPH]

           THE STRONG        S & P 500     Lipper Growth
        OPPORTUNITY FUND    Stock Index*    Funds Index*
12-85        10,000            10,000          10,000
12-86        15,990            11,866          11,559
12-87        17,894            12,490          11,935
12-88        20,841            14,564          13,622
12-89        24,694            19,179          17,364
12-90        21,903            18,583          16,424
12-91        28,845            24,245          22,391
12-92        33,851            26,092          24,100
12-93        41,022            28,721          26,986
12-94        42,325            29,101          26,562
12-95        53,868            40,036          35,236
12-96        63,637            49,229          41,394
12-97        78,558            65,653          53,016

This graph, provided in accordance with SEC regulations,
compares a $10,000 investment in the Fund, made at its
inception, with similar investments in the Standard &
Poor's 500 Stock Index ("S&P 500") and the Lipper Growth
Funds Index.  Results include the reinvestment of all
dividends and capital gains distributions. Performance
is historical and does not represent future results.
Investment returns and principal value vary, and you may
have a gain or loss when you sell shares.
========================================================


                                                 ==============================
                                                         AVERAGE ANNUAL
                                                         TOTAL RETURNS
                                                 ==============================
                                                         As of 12-31-97

                                                      1-YEAR             23.45%
                                                      5-YEAR             18.34%
                                                     10-YEAR             15.94%
                                                 SINCE INCEPTION         18.74%
                                                  (on 12-31-85)
                                                 ==============================

-------------------------------------------------------------------------------
* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The S&P Mid Cap 400 Stock Index is an unmanaged index generally representative of the U.S. market for medium cap stocks. The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. The Russell 2000(reg.tm) Index is an unmanaged index generally representative of the U.S. market for small cap stocks. Source of the S&P and Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

THE STRONG SMALL CAP FUND

WE BELIEVE THE COMPANIES IN WHICH WE HAVE INVESTED ARE EXTREMELY WELL POSITIONED TO GROW THEIR BUSINESSES IN THE FUTURE.

The Strong Small Cap Fund seeks capital growth. The Fund invests primarily in stocks of companies that have small market capitalizations. While these stocks can be very volatile over short time periods, they have the potential to amply reward investors over time.

==================================
         ASSET ALLOCATION
==================================
Based on net assets as of 12-31-97
[PIE CHART]

Stocks                       94.3%
Short-Term Investments        5.7%
==================================

In general, the Fund tends to invest in high-growth companies rather than low-priced value stocks. Growth companies typically offer the benefits of talented management, strong balance sheets, healthy sales, and accelerating earnings growth.

======================================
          TOP FIVE SECTORS
======================================
           As of 12-31-97

SECTOR                 % OF NET ASSETS
--------------------------------------
Technology                       36.5%
 ......................................
Healthcare                       23.6%
 ......................................
Capital Equipment                15.2%
 ......................................
Retail                            8.2%
 ......................................
Financial                         3.4%
 ......................................
Please see the Schedule of Investments
in Securities for a complete listing
of the Fund's portfolio.
======================================

A DIFFICULT YEAR FOR HIGH-GROWTH  SMALL CAP STOCKS

Despite a relatively benign market backdrop, smaller capitalization higher-growth issues struggled all year. After the sharp sell off in the first four months of 1997, smaller capitalization issues rebounded. That rebound was cut short in late October as concern about the Asian countries began to filter into the U.S. market. During this correction, smaller capitalization, higher-growth, higher-multiple issues were hit the hardest. For 1997, the Fund trailed its benchmark, the Russell 2000(reg.tm) Index, returning a negative 4.47% vs. a 22.36% return for the index. This was due to the Fund's long-term focus on the higher-growth issues within the smaller capitalization range of the market, while the Russell 2000(reg.tm) Index includes both growth and value stocks.*

AN UNUSUAL MARKET FOR SMALL-CAP STOCKS

The performance of the smaller, higher-growth issues in which the Fund invests was unusual, given both the macroeconomic environment and the financial results demonstrated by those companies in 1997. During 1997, long rates as measured by the yield on Treasury bonds dropped from 6.6% to 5.9%; GDP growth slowed; and inflation remained a non-issue. Historically, against this kind of economic backdrop we have seen price/earnings ratios expand for those companies which can deliver earnings growth at a rate consistently above the market average; instead, they contracted as investors' fears about the future outweighed the reality of the present. This contraction is even more unusual when viewed in the context of relative earnings growth: since the first quarter of 1997, earnings growth for smaller capitalization issues as measured by the Russell 2000(reg.tm) Index have grown at a pace increasingly faster than that of the S&P 500.

TAKING ADVANTAGE OF MARKET OPPORTUNITIES

We have used the weakness in this sector to further improve the quality of the portfolio. We remain focused on the highest quality companies--those that can generate consistent earnings growth better than the overall market and which have good visibility in their businesses. We remain overweighted in technology and healthcare, with our holdings diversified across a broad number of subsectors. The Fund continues to be underweighted in financials and utilities. These weightings reflect our bias toward companies that have strong and consistent earnings growth.

Among the more significant themes around which we have structured the portfolio are: Productivity Enhancement--global competition may force management to focus on technology as a productivity lever in order to control costs and remain competitive. Our focus in this sector is on companies which provide products and services to improve productivity by streamlining production and distribution processes or facilitating information to shorten "time to market."

Flourishing in the Managed Care Environment--though the drive for Healthcare Reform has slowed in Washington, the marketplace continues to rationalize healthcare and reduce costs in the system. In this new environment, we have focused investments on companies that are helping to reduce health care costs while maintaining or improving the quality of healthcare and those that are technological innovators who provide quality care at competitive prices.

OUR OUTLOOK FOR THE NEAR TERM
The multiple contraction we saw in this end of the market in 1997 has, we believe, discounted a lot of the macroeconomic risks that exist currently, while not rewarding these companies for their positives. In our experience, such negative sentiment does not continue for long periods of time, because investors inevitably focus on the fundamentals of the individual companies and the market has over time rewarded companies that demonstrate that they can grow earnings at a rate significantly faster than the overall market with premium valuations. While smaller, high growth companies always carry more risk than larger, more established companies, at this point we believe most of those risks are already reflected in the price of these stocks.

We are concerned about the outlook for the broader market in 1998. We believe we will see earnings growth slow for the larger multinational companies, due to a variety of factors. There also appears to be more uncertainty in the macroeconomic environment than there has been in several years, and it is possible that uncertainty may persist through most of 1998.

We believe the companies in which we have invested are extremely well positioned to grow their businesses in the future. Currently they are selling at approximately a 40% discount to their growth rates, based on 1997 and 1998 earnings. While these companies are selling at a slight premium to the overall market, they offer earnings growth almost four times as fast.

Thank you for your investment in the Strong Small Cap Fund. We appreciate your confidence in our investment approach.

Sincerely,


/s/ Mary Lisanti
Mary Lisanti
Portfolio Manager

[PHOTO OF MARY LISANTI]



==========================================================
          GROWTH OF AN ASSUMED $10,000 INVESTMENT
==========================================================
                 From 12-29-95 to 12-31-97
[GRAPH]

           THE STRONG       S & P 500     Lipper Small Cap
         SMALL CAP FUND    Stock Index       Funds Index
12-95        10,000           10,000            10,000
 3-96        11,728           10,537            10,564
 6-96        12,469           11,010            11,403
 9-96        12,399           11,350            11,547
12-96        12,270           12,296            11,437
 3-97        10,056           12,626            10,359
 6-97        11,183           14,830            12,127
 9-97        13,164           15,941            13,976
12-97        11,721           16,398            13,158

This graph, provided in accordance with SEC regulations,
compares a $10,000 investment in the Fund, made at its
inception, with similar investments in the Standard &
Poor's 500 Stock Index ("S&P 500"), and the Lipper Small
Cap Funds Index.  Results include the reinvestment of all
dividends and capital gains distributions. Performance is
historical and does not represent future results.
Investment returns and principal value vary, and you may
have a gain or loss when you sell shares.
==========================================================


                                              =================================
                                                        AVERAGE ANNUAL
                                                        TOTAL RETURNS
                                              =================================
                                                         As of 12-31-97

                                                       1-YEAR            -4.47%

                                              SINCE INCEPTION             8.26%
                                                (on 12-29-95)
                                              =================================

-------------------------------------------------------------------------------
* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Russell 2000(reg.tm) Index is an unmanaged index generally representative of the U.S. market for small cap stocks. The Lipper Small Cap Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P and the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

THE STRONG VALUE FUND

WE STRIVE TO PERFORM WELL IN ALL MARKETS, BUT PARTICULARLY IN CHOPPY AND DIFFICULT TIMES.

Thank you for your investment in the Strong Value Fund. We appreciate your trust and confidence in managing your assets.

==================================
         ASSET ALLOCATION
==================================
Based on net assets as of 12-31-97
[PIE CHART]
Stocks                       93.8%
Short-Term Investments        6.2%
==================================

A LOOK AT PERFORMANCE

By any measure, 1997 was another great year for the equity markets, marked by returns substantially above historical averages, though with higher volatility than in the last several years. Performance in 1997 was driven once again by mega-cap (the very largest) stocks. The first half of the year was characterized by a benign political climate and a positive economic atmosphere marked by stable interest rates. In this environment, the stocks of the largest companies had the strongest price performance and led the market to all-time highs. The 27 largest stocks accounted for approximately half of the gain in the market in the first half of the year.

====================================================
                TOP FIVE INDUSTRIES
====================================================
                  As of 12-31-97
INDUSTRY                             % OF NET ASSETS
----------------------------------------------------
Oil-North American Exploration                  6.8%
and Production
 ....................................................
Real Estate                                     4.5%
 ....................................................
Leisure Product                                 4.3%
 ....................................................
Healthcare-Patient Care                         4.0%
 ....................................................
Aerospace and Defense                           4.0%
 ....................................................
Please see the Schedule of Investments in Securities
for a complete listing of the Fund's portfolio.
====================================================

In the third quarter, the market broadened to include small- and medium-sized companies. During this quarter, the Strong Value Fund had its best quarterly performance relative to its benchmark. In the fourth quarter, the mega-caps were market leaders again, along with utility companies as interest rates declined to multi-year lows. We strive to perform well in all markets, but particularly in choppy and difficult times. During March, August and October--the three months in 1997 that the equity market declined--the Fund was down less than the market's drop.

For the one-year period ended December 31, 1997, the Strong Value Fund returned a healthy 25.93%. This compared with the Lipper Growth and Income Funds Index up 26.96%, the Russell 1000(reg.tm) Value Index (the Fund's benchmark during the reporting period) up 35.18%, and the Russell 3000(reg.tm) Index up 31.78%. Investors should note that the Value Fund's bench-mark going forward will be the Russell 3000(reg.tm) Index, which we believe is a more appropriate index for comparison to the Fund.*

THE VALUE FUND APPROACH

In all market environments, the Strong Value Fund seeks capital appreciation by investing primarily in equity securities using a value approach in stock selection. On a stock-by-stock basis, the Fund seeks companies that are selling at a discount--to their historical range, peer group or unrecognized firm value. Our experienced research team relies on fundamental analysis of each individual stock to help us identify catalysts such as management changes, corporate restructuring, or underlying shifts in a particular industry that may drive a company's valuation significantly higher.

Currently, we are finding investment opportunities in the energy sector and in companies that had

============================================================================
                        FIVE LARGEST STOCK HOLDINGS
============================================================================
                              As of 12-31-97
                                                                   % OF NET
SECURITY                       INDUSTRY                              ASSETS
----------------------------------------------------------------------------
Eastman Kodak Company          Leisure Product                         4.3%
 ............................................................................
Pioneer Natural                Oil-North American                      3.1%
Resources Company              Exploration and Production
 ............................................................................
Harcourt General, Inc.         Media-Publishing                        3.0%
 ............................................................................
Union Pacific Resources        Oil-North American                      3.0%
Group, Inc.                    Exploration and Production
 ............................................................................
Waste Management, Inc.         Pollution Control                       3.0%
 ............................................................................
Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
============================================================================
significant problems in 1997 resulting in stock prices near 52 week lows.

OUTLOOK

We expect 1998 to be a difficult year, marked by extreme volatility in the markets. Results will depend on the degree to which Asian financial crises are resolved. Our expectation is for a slowing economy with a decline in the growth rate of corporate profits. We also believe that layoffs will accelerate, increasing the unemployment rate by the end of the first quarter, and that wage inflation will not be a major concern.

Regardless of market levels, we will seek companies that represent value in relation to companies' assets, earnings power or cash-generating ability. We search for catalysts that will bring out value not currently recognized by the market. We do not buy technology or foreign securities. Our discipline of avoiding foreign securities should help us navigate the turmoil in Asian markets. Our discipline is also to sell stocks that reach the upper end of their valuation and purchase stocks at the low end of their valuation.

Thank you again. We look forward to another exciting year.

Sincerely,


/s/ Laura J. Sloate
Laura J. Sloate

/s/ Jeffrey B. Cohen
Jeffrey B. Cohen
Portfolio Co-managers

[PHOTO OF LAURA J. SLOATE AND JEFFREY B. COHEN]


============================================================
          GROWTH OF AN ASSUMED $10,000 INVESTMENT
============================================================
                 From 12-29-95 to 12-31-97
[GRAPH]

          THE STRONG     S & P 500       Lipper Growth and
          VALUE FUND    Stock Index*    Income Funds Index*
12-95       10,000         10,000             10,000
 3-96       10,869         10,537             10,574
 6-96       11,073         11,010             10,846
 9-96       11,188         11,350             11,196
12-96       11,682         12,296             12,069
 3-97       11,754         12,626             12,272
 6-97       13,140         14,830             13,992
 9-97       14,506         15,941             15,163
12-97       14,710         16,398             15,323

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth and Income Funds Index. Results include the reinvestment of dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
============================================================


                                             ==================================
                                                       AVERAGE ANNUAL
                                                       TOTAL RETURNS
                                             ==================================
                                                       As of 12-31-97

                                                      1-YEAR            25.93%

                                             SINCE INCEPTION            21.29%
                                               (on 12-29-95)
                                             ==================================

-------------------------------------------------------------------------------
* The Russell 1000(reg.tm) Value Index is an unmanaged index generally representative of the U.S. market for large cap stocks. It contains securities that value managers typically select from the Russell 1000(reg.tm) Index. The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Growth and Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. The Russell 3000(reg.tm) Index is an unmanaged index generally representative of the U.S. stock market. Source of the S&P and the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                        DECEMBER 31, 1997
-------------------------------------------------------------------------------
===============================================================================
                           STRONG COMMON STOCK FUND
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 91.6%
AIRLINE 0.1%
Air New Zealand, Ltd. Class B                           742,000   $  1,486,534

BANK - MONEY CENTER 0.4%
Canadian Imperial Bank of Commerce                       83,000      2,610,264
Grupo Financiero Banamex Accival SA de CV (b)           546,000      1,631,568
Standard Chartered PLC                                  239,000      2,607,819
                                                                  ------------
                                                                     6,849,651
BANK - REGIONAL 2.7%
City National Corporation                               600,000     22,162,500
Old Kent Financial Corporation                          517,000     20,486,125
                                                                  ------------
                                                                    42,648,625
BANK - SUPER REGIONAL 2.6%
BankBoston Corporation                                  230,000     21,605,625
Norwest Corporation                                     495,000     19,119,375
                                                                  ------------
                                                                    40,725,000
CHEMICAL - SPECIALTY 1.1%
M.A. Hanna Company                                      700,000     17,675,000

CLOSED-END FUND 0.1%
Morgan Stanley Emerging Markets Fund, Inc.               84,000      1,097,250

COMMERCIAL SERVICE 3.9%
Pittston Company Brinks Group                           585,000     23,546,250
Rollins Truck Leasing Corporation                     1,255,000     22,433,125
Sensormatic Electronics Corporation                     890,000     14,629,375
                                                                  ------------
                                                                    60,608,750
COMPUTER - PERIPHERAL EQUIPMENT 2.0%
Microchip Technology, Inc. (b)                          600,000     18,000,000
Read-Rite Corporation (b)                               800,000     12,600,000
                                                                  ------------
                                                                    30,600,000
COMPUTER - PERSONAL & WORKSTATION 1.2%
Data General Corporation (b)                          1,100,000     19,181,250

COMPUTER SOFTWARE 2.9%
Sterling Software, Inc. (b)                             588,000     24,108,000
Sybase, Inc. (b)                                      1,550,000     20,634,375
                                                                  ------------
                                                                    44,742,375
CONGLOMERATE 0.2%
General Electric Company PLC                            530,000      3,443,630

DIVERSIFIED OPERATIONS 1.9%
Canadian Pacific, Ltd.                                  167,000      4,550,750
Johnson Controls, Inc.                                  400,000     19,100,000
Laidlaw, Inc.                                           425,000      5,790,625
                                                                  ------------
                                                                    29,441,375
ELECTRICAL EQUIPMENT 1.3%
Molex, Inc. Class A                                     720,000     20,700,000

ELECTRONIC PARTS DISTRIBUTION 1.0%
Marshall Industries (b)                                 500,000     15,000,000

ELECTRONICS - SEMICONDUCTOR/COMPONENT 4.4%
Cypress Semiconductor, Inc. (b)                       1,800,000     15,300,000
Ibiden Company, Ltd.                                    107,000      1,294,983
Kemet Corporation (b)                                   805,000     15,596,875
Novellus Systems, Inc. (b)                              385,000     12,440,312
Xilinx, Inc. (b)                                        675,000     23,667,188
                                                                  ------------
                                                                    68,299,358
FOOD 1.2%
Lion Nathan, Ltd.                                       633,000      1,418,871
Quaker Oats Company                                     340,000     17,935,000
                                                                  ------------
                                                                    19,353,871
HEALTHCARE - BIOMEDICAL/GENETIC 2.6%
Centocor, Inc. (b)                                      586,000     19,484,500
Vertex Pharmaceuticals, Inc. (b)                        660,000     21,780,000
                                                                  ------------
                                                                    41,264,500
HEALTHCARE - MEDICAL SUPPLY 1.4%
Sybron International Corporation (b)                    482,000     22,623,875

HEALTHCARE - PATIENT CARE 2.7%
Tenet Healthcare Corporation (b)                        700,000     23,187,500
WellPoint Health Networks, Inc. (b)                     445,000     18,801,250
                                                                  ------------
                                                                    41,988,750
HOUSING RELATED 2.5%
Ferro Corporation                                       780,000     18,963,750
RPM, Inc.                                             1,326,000     20,221,500
                                                                  ------------
                                                                    39,185,250
INSURANCE - LIFE 1.3%
Reliastar Financial Corporation                         475,000     19,564,062

INSURANCE - MULTI-LINE 1.3%
Horace Mann Educators Corporation                       715,000     20,332,812

LEISURE PRODUCT 0.7%
Callaway Golf Company                                   400,000     11,425,000

MACHINERY - MISCELLANEOUS 1.3%
Flowserve Corporation                                   700,000     19,556,250

MEDIA - PUBLISHING 3.0%
New York Times Company Class A                          335,000     22,151,875
News Corporation, Ltd. Sponsored ADR                    900,000     20,081,250
Torstar Corporation - Class B                           151,200      5,236,409
                                                                  ------------
                                                                    47,469,534
MEDIA - RADIO/TV 6.1%
Cox Communications, Inc. Class A (b)                    740,000     29,646,250
Flextech PLC (b)                                        956,000      8,219,057
LIN Television Corporation (b)                          170,000      9,265,000
Tele-Communications, Inc. TCI Group Series A (b)        950,000     26,540,633
Tele-Communications International, Inc. Class A (b)   1,229,000     22,122,000
                                                                  ------------
                                                                    95,792,940
OIL - INTERNATIONAL INTEGRATED 0.2%
Elf Aquitaine SA Sponsored ADR                           55,000      3,224,375

OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 7.2%
Devon Energy Corporation                                487,000     18,749,500
EEX Corporation (b)                                   2,370,000     21,478,125
Forcenergy, Inc. (b)                                    730,000     19,116,875
Harken Energy Corporation (b)                         1,955,000     13,685,000
Noble Affiliates, Inc.                                  580,000     20,445,000
Pioneer Natural Resources Company                       685,000     19,822,188
                                                                  ------------
                                                                   113,296,688
OIL - NORTH AMERICAN INTEGRATED 1.3%
Valero Energy Corporation                               630,000     19,805,625

OIL WELL EQUIPMENT & SERVICE 5.3%
Falcon Drilling Company, Inc. (b)                       627,000     21,984,188
Global Industries, Ltd. (b)                           1,390,000     23,630,000
Nabors Industries, Inc. (b)                             615,000     19,334,062
Offshore Logistics, Inc. (b)                            815,000     17,420,625
                                                                  ------------
                                                                    82,368,875

-------------------------------------------------------------------------------
===============================================================================
                     STRONG COMMON STOCK FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS 1.1%
Consolidated Papers, Inc.                               335,000 $   17,880,625

PRECIOUS METAL/GEM/STONE 0.5%
Newmont Mining Company                                  280,000      8,225,003

REAL ESTATE 2.8%
Apartment Investment & Management Company
  Class A                                               560,000     20,580,000
Castle & Cooke, Inc. (b)                                350,000      5,906,250
Security Capital Group, Inc. Class B (b)                507,000     16,477,500
Shortland Properties, Ltd.                              900,000        457,301
                                                                --------------
                                                                    43,421,051
RETAIL - DEPARTMENT STORE 0.2%
Hudson's Bay Company                                    175,000      3,899,636

RETAIL - FOOD CHAIN 1.3%
American Stores Company                                 860,000     17,683,750
Distribucion y Servicio SA ADR (b)                       30,000        556,875
Santa Isabel SA Sponsored ADR                            90,000      1,575,000
                                                                --------------
                                                                    19,815,625
RETAIL - RESTAURANT 2.8%
IHOP Corporation (b) (f)                                492,000     15,990,000
Outback Steakhouse, Inc. (b)                            703,000     20,211,250
Sbarro, Inc.                                            305,000      8,025,313
                                                                --------------
                                                                    44,226,563
RETAIL - SPECIALTY 3.4%
CompUSA, Inc. (b)                                       472,000     14,632,000
The Gymboree Corporation (b)                            110,000      3,011,250
Intimate Brands, Inc.                                   900,000     21,656,250
Musicland Stores Corporation (b) (f)                  1,900,000     13,893,750
                                                                --------------
                                                                    53,193,250
SHOE & APPAREL MANUFACTURING 3.7%
Nine West Group, Inc. (b)                               615,000     15,951,563
Unifi, Inc.                                             540,000     21,971,250
Warnaco Group, Inc. Class A                             640,000     20,080,000
                                                                --------------
                                                                    58,002,813
SOAP & CLEANING PREPARATION 1.3%
Ecolab, Inc.                                            357,000     19,791,187

TELECOMMUNICATION EQUIPMENT 1.2%
Belden, Inc.                                            530,000     18,682,500

TELECOMMUNICATION SERVICE 9.4%
Aerial Communications, Inc. (b)                       1,720,000     12,255,000
AirTouch Communications, Inc. (b)                       550,000     22,859,375
Cable & Wireless Communications PLC (b)                 803,000      3,491,508
Cable & Wireless Communications PLC
  Sponsored ADR (b)                                     630,000     15,356,250
Cable & Wireless PLC                                    290,000      2,574,426
Cellular Communications International, Inc. (b)          55,000      2,571,250
NTL, Inc. (b)                                           740,000     20,627,500
Paging Network, Inc. (b)                              1,570,000     16,877,500
PanAmSat Corporation (b)                                171,000      7,374,375
U.S. West, Inc. Media Group (b)                         817,000     23,590,875
United States Cellular Corporation (b)                  607,000     18,817,000
                                                                --------------
                                                                   146,395,059
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $1,164,018,413)                        1,433,284,517
------------------------------------------------------------------------------

PREFERRED STOCKS 0.4%
Henkel KGaA-Vorzug                                       63,000      3,976,919
Telecom Italia Spa                                      440,000      1,933,855
------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $5,178,722)                             5,910,774
------------------------------------------------------------------------------

CORPORATE BONDS 0.1%
Musicland Group, Inc. Senior Subordinated Notes,
  9.00%, Due 6/15/03 (f)                            $ 1,000,000        925,000
------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $715,579)                                  925,000
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 8.0%
COMMERCIAL PAPER 0.1%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.49%         440,000        440,000
General Mills, Inc., 5.33%                                 100             100
Johnson Controls, Inc., 5.33%                           463,000        463,000
Warner Lambert Company, 5.49%                           224,200        224,200
                                                                --------------
                                                                     1,127,300
MONEY MARKET 2.3%
Strong Institutional Money Fund (f)                  36,000,000     36,000,000

REPURCHASE AGREEMENT 5.6%
ABN-AMRO Chicago Corporation (Dated 12/31/97),
  6.82%, Due 1/02/98 (Repurchase proceeds
  $87,933,304); Collateralized by:  $140,999,000
  United States Treasury Strips, Zero %, Due
  2/15/99 - 8/15/10 (Market Value $89,791,835) (e)   87,900,000     87,900,000

UNITED STATES GOVERNMENT ISSUES 0.0%
United States Treasury Bills, Due 2/12/98               550,000        546,843
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $125,574,099)                   125,574,143
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $1,295,486,813) 100.1%     1,565,694,434
Other Assets and Liabilities, Net (0.1%)                              (867,507)
------------------------------------------------------------------------------
NET ASSETS 100.0%                                               $1,564,826,927
==============================================================================


COUNTRY DIVERSIFICATION
------------------------------------------------------------------------------
                                                     Percentage of Net Assets
------------------------------------------------------------------------------
United States........................................................ 94.0%
United Kingdom.......................................................  2.3
Canada...............................................................  1.4
Australia............................................................  1.3
Germany..............................................................  0.3
France...............................................................  0.2
New Zealand..........................................................  0.2
Chile................................................................  0.1
Italy................................................................  0.1
Mexico...............................................................  0.1
Japan................................................................  0.1
Other Assets and Liabilities, Net.................................... (0.1)
------------------------------------------------------------------------------
Total                                                                100.0%
------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)            DECEMBER 31, 1997
-------------------------------------------------------------------------------
===============================================================================
                             STRONG DISCOVERY FUND
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMMON STOCK 89.3%
AEROSPACE & DEFENSE 0.8%
The Boeing Company                                       13,000    $   636,187
Hexcel Corporation (b)                                   96,550      2,407,716
                                                                   -----------
                                                                     3,043,903
BANK - MONEY CENTER 1.7%
BankAmerica Corporation                                  17,100      1,248,300
Chase Manhattan Corporation                              20,700      2,266,650
Citicorp                                                 24,700      3,123,006
                                                                   -----------
                                                                     6,637,956
COMMERCIAL SERVICE 13.9%
Accustaff, Inc. (b)                                     109,100      2,509,300
Avis Rent A Car, Inc. (b)                               178,600      5,704,038
H & R Block, Inc.                                        50,600      2,267,513
Budget Group, Inc. Class A (b)                          364,400     12,594,575
Coinmach Laundry Corporation (b)                        152,900      3,746,050
Consolidated Graphics, Inc. (b)                          85,600      3,991,100
Getty Communications PLC Sponsored ADR (b)               81,400      1,210,825
Lamalie Associates, Inc. (b)                             37,900        758,000
Lason Holdings, Inc. (b)                                175,800      4,680,675
Mac-Gray Corporation (b)                                 36,500        570,312
Outdoor Systems, Inc. (b)                                78,600      3,016,275
Pittston Company Brinks Group                            81,800      3,292,450
Rollins Truck Leasing Corporation                        58,800      1,051,050
Universal Outdoor Holdings, Inc. (b)                    151,900      7,898,800
                                                                   -----------
                                                                    53,290,963
COMPUTER - MAINFRAME 1.6%
International Business Machines Corporation              58,500      6,116,906

COMPUTER - PERIPHERAL EQUIPMENT 1.1%
Storage Technology Corporation (b)                       65,700      4,069,294

COMPUTER SERVICE 2.0%
America Online, Inc. (b)                                 18,000      1,605,375
Ceridian Corporation (b)                                 15,200        696,350
Fiserv, Inc. (b)                                         18,000        884,250
Pierce Leahy Corporation (b)                            193,800      3,972,900
USWeb Corporation (b)                                    34,300        321,563
                                                                   -----------
                                                                     7,480,438
COMPUTER SOFTWARE 1.9%
Computer Associates International, Inc.                  30,050      1,588,894
Hummingbird Communications, Ltd. (b)                     82,150      2,592,859
Phoenix International, Inc. (b)                          88,500      1,305,375
Sterling Commerce, Inc. (b)                              27,000      1,037,813
Tecnomatix Technologies, Ltd. (b)                        10,400        351,000
Versant Object Technology Corporation (b)                22,800        314,925
                                                                   -----------
                                                                     7,190,866
CONSUMER - MISCELLANEOUS 1.5%
Equity Corporation International (b)                     81,600      1,887,000
Service Corporation International                       103,500      3,823,031
                                                                   -----------
                                                                     5,710,031
ELECTRICAL EQUIPMENT 1.4%
Berg Electronics Corporation (b)                        233,500      5,312,125

ELECTRONIC INSTRUMENTATION 0.3%
Molecular Dynamics, Inc. (b)                              9,700        157,625
VWR Scientific Products Corporation (b)                  41,500      1,172,375
                                                                   -----------
                                                                     1,330,000
ELECTRONIC PARTS DISTRIBUTION 0.8%
Kent Electronics Corporation (b)                        117,000      2,939,625

ELECTRONICS - SEMICONDUCTOR/COMPONENT 0.5%
General Cable Corporation                                57,800      2,091,637

FINANCE - MISCELLANEOUS 1.0%
American Express Company                                 30,400      2,713,200
CheckFree Corporation (b)                                33,000        891,000
                                                                   -----------
                                                                     3,604,200
FOOD 0.3%
Lancaster Colony Corporation                             17,100        964,013

HEALTHCARE - BIOMEDICAL/GENETIC 0.1%
Pharmacopeia, Inc. (b)                                   14,100        225,600

HEALTHCARE - DRUG/DIVERSIFIED 0.3%
Halsey Drug Company, Inc. (b) (f)                       694,220      1,084,719
Halsey Drug Company, Inc. (Acquired 10/01/96;
  Cost $9,165) (b) (d) (f)                                2,820          3,965
                                                                   -----------
                                                                     1,088,684
HEALTHCARE - INSTRUMENTATION 0.5%
Arterial Vascular Engineering, Inc. (b)                  18,900      1,228,500
Datascope Corporation (b)                                28,700        742,612
                                                                   -----------
                                                                     1,971,112
HEALTHCARE - MEDICAL SUPPLY 7.9%
Cohr, Inc. (b)                                          183,100      2,334,525
Covance, Inc. (b)                                        54,000      1,073,250
Dentsply International, Inc.                             45,000      1,372,500
Gulf South Medical Supply, Inc. (b)                      59,400      2,212,650
McKesson Corporation                                     27,000      2,921,062
Henry Schein, Inc. (b)                                  167,820      5,873,700
Steris Corporation (b)                                   54,000      2,605,500
Suburban Ostomy Supply Company, Inc. (b)                251,700      2,926,013
Sybron International Corporation (b)                    187,300      8,791,394
                                                                   -----------
                                                                    30,110,594
HEALTHCARE - PATIENT CARE 0.2%
Coram Healthcare Corporation (b)                            852          2,875
United Dental Care, Inc. (b)                             85,500        919,125
                                                                   -----------
                                                                       922,000
HEALTHCARE - PRODUCT 1.0%
Boston Scientific Corporation (b)                        77,700      3,564,488
Sabratek Corporation (b)                                 12,500        359,375
                                                                   -----------
                                                                     3,923,863
HOUSEHOLD APPLIANCES & FURNISHINGS 0.8%
Harman International Industries, Inc.                    68,000      2,885,750

INSURANCE - LIFE 0.5%
Conseco, Inc.                                            41,400      1,881,112

INSURANCE - MULTI-LINE 1.1%
MGIC Investment Corporation                              65,900      4,382,350

LEISURE PRODUCT 2.0%
Action Performance Companies, Inc.                       56,300      2,132,363
Harley-Davidson, Inc.                                   108,500      2,970,187
SCP Pool Corporation (b)                                135,500      2,608,375
                                                                   -----------
                                                                     7,710,925
LEISURE SERVICE 4.1%
American Skiing Company (b)                             327,600      4,873,050
Bally Total Fitness Holding Corporation (b)             158,300      3,462,813
Candlewood Hotel Company, Inc. (b)                       91,800        803,250
Host Marriott Corporation (b)                            64,700      1,269,737
International Game Technology                           108,000      2,727,000
Metro-Goldwyn-Mayer, Inc. (b)                            45,000        900,000
Promus Hotel Corporation (b)                             42,383      1,780,065
                                                                   -----------
                                                                    15,815,915
MACHINE TOOL 1.1%
Applied Power, Inc.                                      59,900      4,133,100

-------------------------------------------------------------------------------
===============================================================================
                       STRONG DISCOVERY FUND (continued)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
MACHINERY - TRANSPORTATION EQUIPMENT & PARTS 0.6%
Miller Industries, Inc. (b)                             211,900   $  2,277,925

MEDIA - RADIO/TV 1.8%
CBS Corporation                                          52,500      1,545,469
Clear Channel Communications, Inc. (b)                   38,400      3,050,400
Sinclair Broadcast Group, Inc. Class A (b)               45,700      2,130,762
                                                                  ------------
                                                                     6,726,631
NATURAL GAS DISTRIBUTION 0.1%
WICOR, Inc.                                              12,125        563,055

OFFICE AUTOMATION 2.2%
Danka Business Systems PLC Sponsored ADR                471,900      7,520,906
Xerox Corporation                                        12,100        893,131
                                                                  ------------
                                                                     8,414,037
OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 5.0%
Ocean Energy, Inc. (b)                                  201,600      9,941,400
Union Pacific Resources Group, Inc.                     378,300      9,173,775
                                                                  ------------
                                                                    19,115,175
OIL WELL EQUIPMENT & SERVICE 5.5%
Cooper Cameron Corporation (b)                           14,400        878,400
ENSCO International, Inc.                                76,500      2,562,750
Global Marine, Inc. (b)                                  50,300      1,232,350
Helmerich & Payne, Inc.                                   7,200        488,700
Marine Drilling Companies, Inc. (b)                     166,500      3,454,875
Nabors Industries, Inc. (b)                              79,500      2,499,281
Noble Drilling Corporation (b)                          202,100      6,189,313
Rowan Companies, Inc. (b)                                 4,500        137,250
Santa Fe International Corporation                       12,000        488,250
Schlumberger, Ltd.                                       38,500      3,099,250
                                                                  ------------
                                                                    21,030,419
PERSONAL & COMMERCIAL LENDING 1.9%
Associates First Capital Corporation                     60,000      4,267,500
Household International, Inc.                            22,500      2,870,156
                                                                  ------------
                                                                     7,137,656
POLLUTION CONTROL 0.3%
Waste Management, Inc.                                   39,200      1,078,000

RAILROAD 1.2%
Burlington Northern Santa Fe Corporation                 35,500      3,299,281
Wisconsin Central Transportation Corporation (b)         63,200      1,477,300
                                                                  ------------
                                                                     4,776,581
REAL ESTATE 0.6%
Security Capital Group, Inc. Class B (b)                 14,700        477,750
Sunstone Hotel Investors, Inc.                          110,100      1,899,225
                                                                  ------------
                                                                     2,376,975
RETAIL - DISCOUNT & VARIETY 0.9%
Consolidated Stores Corporation (b)                      76,500      3,361,219

RETAIL - DRUG STORE 0.7%
Rite Aid Corporation                                     44,900      2,635,069

RETAIL - FOOD CHAIN 0.1%
JP Foodservice, Inc. (b)                                 15,300        565,144

RETAIL - RESTAURANT 1.5%
Casa Ole Restaurants, Inc. (b)                           41,300        144,550
Logan's Roadhouse, Inc. (b)                              46,300        717,650
PJ America, Inc. (b)                                     96,400      1,446,000
Rainforest Cafe, Inc. (b)                               107,900      3,560,700
                                                                  ------------
                                                                     5,868,900
RETAIL - SPECIALTY 13.3%
Black Box Corporation (b)                               190,700      6,746,013
Cendant Corporation (b)                                 121,500      4,176,562
Central Garden & Pet Company (b)                        380,600      9,990,750
Cole National Corporation Class A (b)                    94,025      2,814,873
Eagle Hardware & Garden, Inc. (b)                       198,000      3,836,250
Fingerhut Companies, Inc.                                52,100      1,113,637
Goody's Family Clothing, Inc. (b)                        56,100      1,525,219
The Hertz Corporation                                    91,750      3,692,937
Just For Feet, Inc. (b)                                  59,700        783,563
MSC Industrial Direct Company, Inc. Class A (b)          40,700      1,724,663
Movie Gallery, Inc. (b) (f)                             498,725      1,465,005
Regis Corporation                                        82,600      2,075,325
Renters Choice, Inc. (b)                                159,100      3,261,550
Staples, Inc. (b)                                        91,500      2,539,125
Wilmar Industries, Inc. (b)                             117,100      2,795,762
Zale Corporation (b)                                    106,700      2,454,100
                                                                  ------------
                                                                    50,995,334
SAVINGS & LOAN 2.2%
TCF Financial Corporation                               244,600      8,301,112

SHOE & APPAREL MANUFACTURING 0.3%
Rocky Shoes & Boots, Inc. (b)                            81,300      1,239,825

TELECOMMUNICATION EQUIPMENT 0.2%
Aware, Inc. (b)                                          33,300        341,325
Communications Central, Inc. (b)                         47,500        477,969
                                                                  ------------
                                                                       819,294
TELECOMMUNICATION SERVICE 0.1%
Mobile Telecommunication Technologies
  Corporation (b)                                        19,700        433,400

TOBACCO 1.3%
800-JR CIGAR, Inc. (b)                                  115,800      2,895,000
Philip Morris Companies, Inc.                            49,740      2,253,844
                                                                  ------------
                                                                     5,148,844
TRANSPORTATION SERVICE 1.1%
Hub Group, Inc. Class A (b)                             141,100      4,197,725
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $307,616,263)                            341,895,282
------------------------------------------------------------------------------

WARRANTS 0.0%
Halsey Drug Company, Inc. Warrants, Expire
  12/26/01 (Acquired 7/21/97) (b) (d) (f)                21,429          8,036
------------------------------------------------------------------------------
TOTAL WARRANTS (COST $0)                                                 8,036
------------------------------------------------------------------------------

CONVERTIBLE BONDS 0.1%
Halsey Drug Company, Inc. Subordinated
  Debentures, 10.00%, Due 8/06/01
  (Acquired 8/05/96; Cost $587,550) (d) (f)            $600,000        259,614
------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (AMORTIZED COST $590,431)                      259,614
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 3.8%
COMMERCIAL PAPER 0.2%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.49%         440,000        440,000
Warner Lambert Company, 5.49%                           395,000        395,000
Wisconsin Electric Power Company, 5.49%                     100            100
                                                                  ------------
                                                                       835,100

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)            DECEMBER 31, 1997
-------------------------------------------------------------------------------
===============================================================================
                       STRONG DISCOVERY FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT 3.5%
Goldman, Sachs & Company (Dated 12/31/97),
  6.35%, Due 1/02/98 (Repurchase proceeds
  $13,304,692); Collateralized by: $10,145,000
  United States Treasury Bonds, 11.625%,
  Due 11/15/04 (Market Value $13,574,010) (e)       $13,300,000   $ 13,300,000

UNITED STATES GOVERNMENT ISSUES 0.1%
United States Treasury Bills, Due 4/02/98 (c)           550,000        542,877
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $14,677,888)                     14,677,977
------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $322,884,582) 93.2%          356,840,909
Other Assets and Liabilities, Net 6.8%                              26,170,312
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $383,011,221
==============================================================================


FUTURES
------------------------------------------------------------------------------
                                              Underlying
                             Expiration       Face Amount        Unrealized
                                Date           at Value         Appreciation
------------------------------------------------------------------------------
Purchased:
  49  S&P 500                   3/98          $11,993,975         $194,383


COUNTRY DIVERSIFICATION
------------------------------------------------------------------------------
                                                      Percentage of Net Assets
------------------------------------------------------------------------------
United States.......................................................... 90.1%
United Kingdom.........................................................  2.3
Canada.................................................................  0.7
Israel.................................................................  0.1
Other Assets and Liabilities, Net......................................  6.8
------------------------------------------------------------------------------
Total                                                                  100.0%
------------------------------------------------------------------------------


-------------------------------------------------------------------------------
===============================================================================
                              STRONG GROWTH FUND
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 89.8%
AIRLINE 1.0%
Midwest Express Holdings, Inc. (b)                      350,000   $ 13,584,375
Southwest Airlines Company                              100,000      2,462,500
                                                                  ------------
                                                                    16,046,875
BANK - REGIONAL 2.3%
Northern Trust Company                                  275,000     19,181,250
US Bancorp                                              150,000     16,790,625
                                                                  ------------
                                                                    35,971,875
BANK - SUPER REGIONAL 0.5%
Norwest Corporation                                     200,000      7,725,000

BEVERAGE - SOFT DRINK 1.2%
The Coca-Cola Company                                   175,000     11,659,375
Coca-Cola Enterprises, Inc.                             225,000      8,001,563
                                                                  ------------
                                                                    19,660,938
BROKERAGE & INVESTMENT MANAGEMENT 1.2%
Franklin Resources, Inc.                                125,000     10,867,188
The Charles Schwab Corporation                          200,000      8,387,500
                                                                  ------------
                                                                    19,254,688
COMMERCIAL SERVICE 8.0%
Accustaff, Inc. (b)                                     300,000      6,900,000
Apollo Group, Inc. Class A (b)                          250,000     11,812,500
Corestaff, Inc. (b)                                     178,000      4,717,000
Lamar Advertising Company (b)                           125,000      4,968,750
Outdoor Systems, Inc. (b)                               525,000     20,146,875
Paychex, Inc.                                           275,000     13,921,875
Rental Service Corporation (b)                          300,000      7,368,750
Robert Half International, Inc. (b)                     550,000     22,000,000
Romac International, Inc. (b)                           675,000     16,495,313
Snyder Communications, Inc. (b)                         175,000      6,387,500
Universal Outdoor Holdings, Inc. (b)                    250,000     13,000,000
                                                                  ------------
                                                                   127,718,563
COMPUTER SERVICE 4.4%
America Online, Inc. (b)                                100,000      8,918,750
Ciber, Inc. (b)                                          95,000      5,510,000
Fiserv, Inc. (b)                                        200,000      9,825,000
HBO & Company                                           525,000     25,200,000
Shared Medical Systems Corporation                      125,000      8,250,000
Sykes Enterprises, Inc. (b)                             610,000     11,895,000
                                                                  ------------
                                                                    69,598,750
COMPUTER SOFTWARE 11.4%
CBT Group PLC ADR (b)                                   250,000     20,531,250
Cisco Systems, Inc. (b)                                 475,000     26,481,250
Computer Associates International, Inc.                 250,000     13,218,750
Compuware Corporation (b)                               450,000     14,400,000
Intuit, Inc. (b)                                        175,000      7,218,750
Keane, Inc. (b)                                         100,000      4,062,500
Microsoft Corporation (b)                               150,000     19,387,500
Networks Associates, Inc. (b)                            50,000      2,643,750
PeopleSoft, Inc. (b)                                    650,000     25,350,000
Saville Systems PLC Sponsored ADR (b)                   300,000     12,450,000
Veritas Software Corporation (b)                        310,000     15,810,000
Visio Corporation (b)                                   525,000     20,146,875
                                                                  ------------
                                                                   181,700,625
COSMETIC & PERSONAL CARE 0.6%
The Gillette Company                                    100,000     10,043,750

DIVERSIFIED OPERATIONS 0.5%
Tyco International, Ltd.                                170,000      7,660,625

ELECTRICAL EQUIPMENT 1.0%
General Electric Company                                225,000     16,509,375

ELECTRONICS - SEMICONDUCTOR/COMPONENT 1.3%
Uniphase Corporation (b)                                510,000     21,101,250

FOOD 1.1%
Campbell Soup Company                                    50,000      2,906,250
Dean Foods Company                                      175,000     10,412,500
Nabisco Holdings Corporation                            100,000      4,843,750
                                                                  ------------
                                                                    18,162,500
HEALTHCARE - DRUG/DIVERSIFIED 4.1%
Dura Pharmaceuticals, Inc. (b)                          100,000      4,587,500
Eli Lilly & Company                                     400,000     27,850,000
Pfizer, Inc.                                            325,000     24,232,812
Warner-Lambert Company                                   65,000      8,060,000
                                                                  ------------
                                                                    64,730,312
HEALTHCARE - INSTRUMENTATION 1.8%
Arterial Vascular Engineering, Inc. (b)                  75,000      4,875,000
Medtronic, Inc.                                         450,000     23,540,625
                                                                  ------------
                                                                    28,415,625

-------------------------------------------------------------------------------
===============================================================================
                        STRONG GROWTH FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
HEALTHCARE - MEDICAL SUPPLY 4.7%
Amerisource Health Corporation Class A (b)              150,000 $    8,737,500
Cardinal Health, Inc.                                   275,000     20,659,375
McKesson Corporation                                    200,000     21,637,500
Parexel International Corporation (b)                   275,000     10,175,000
Sybron International Corporation (b)                    300,000     14,081,250
                                                                --------------
                                                                    75,290,625
HEALTHCARE - PATIENT CARE 1.8%
Atria Communities, Inc. (b)                             225,000      3,853,125
Health Systems International, Inc. Class A (b)          300,000      7,575,000
HEALTHSOUTH Corporation (b)                             600,000     16,650,000
                                                                --------------
                                                                    28,078,125
HEALTHCARE - PRODUCT 1.1%
Guidant Corporation                                     275,000     17,118,750

HOUSEHOLD APPLIANCES & FURNISHINGS 1.3%
Sunbeam Corporation                                     500,000     21,062,500

INSURANCE - DIVERSIFIED 1.9%
Travelers Group, Inc.                                   550,000     29,631,250

INSURANCE - LIFE 0.8%
Conseco, Inc.                                           150,000      6,815,625
Nationwide Financial Services, Inc. Class A             150,000      5,418,750
                                                                --------------
                                                                    12,234,375
INSURANCE - MULTI-LINE 2.1%
MGIC Investment Corporation                             380,000     25,270,000
UNUM Corporation                                        150,000      8,156,250
                                                                --------------
                                                                    33,426,250
LEISURE SERVICE 3.0%
CapStar Hotel Company (b)                               325,000     11,151,562
Carnival Corporation Class A                            125,000      6,921,875
The Walt Disney Company                                  50,000      4,953,125
Wyndham Hotel Corporation (b)                           600,000     24,225,000
                                                                --------------
                                                                    47,251,562
MEDIA - PUBLISHING 0.4%
Time Warner, Inc.                                       100,000      6,200,000

MEDIA - RADIO/TV 5.4%
Chancellor Media Corporation (b)                        425,000     31,715,625
Clear Channel Communications, Inc. (b)                  325,000     25,817,188
Heftel Broadcasting Corporation Class A (b)             300,000     14,025,000
Jacor Communications, Inc. (b)                          150,000      7,968,750
Tele-Communications, Inc. Liberty Media Group
  Series A (b)                                          200,000      7,250,000
                                                                --------------
                                                                    86,776,563
MORTGAGE & RELATED SERVICE 1.0%
Federal Home Loan Mortgage Corporation                  175,000      7,339,062
Federal National Mortgage Association                   150,000      8,559,375
                                                                --------------
                                                                    15,898,437
OFFICE AUTOMATION 0.4%
Danka Business Systems PLC Sponsored ADR                420,000      6,693,750

OIL WELL EQUIPMENT & SERVICE 4.7%
Cooper Cameron Corporation (b)                          325,000     19,825,000
EVI, Inc. (b)                                           250,000     12,937,500
Falcon Drilling Company, Inc. (b)                       227,300      7,969,706
Key Energy Group, Inc. (b)                              245,000      5,313,438
Schlumberger, Ltd.                                      350,000     28,175,000
                                                                --------------
                                                                    74,220,644
POLLUTION CONTROL 0.4%
Newpark Resources, Inc. (b)                             350,000      6,125,000

REAL ESTATE 2.5%
Patriot American Hospitality, Inc.                      500,000     14,406,250
Starwood Lodging Trust                                  450,000     26,043,750
                                                                --------------
                                                                    40,450,000
RETAIL - DEPARTMENT STORE 2.3%
Kohl's Corporation (b)                                  550,000     37,468,750

RETAIL - DISCOUNT & VARIETY 2.1%
Consolidated Stores Corporation (b)                     200,000      8,787,500
Dollar Tree Stores, Inc. (b)                            600,000     24,825,000
                                                                --------------
                                                                    33,612,500
RETAIL - DRUG STORE 1.0%
CVS Corporation                                         180,000     11,531,250
Walgreen Company                                        140,000      4,392,500
                                                                --------------
                                                                    15,923,750
RETAIL - RESTAURANT 0.9%
Landry's Seafood Restaurants, Inc. (b)                  270,000      6,480,000
Outback Steakhouse, Inc. (b)                            300,000      8,625,000
                                                                --------------
                                                                    15,105,000
RETAIL - SPECIALTY 6.2%
Cendant Corporation (b)                               1,060,000     36,437,500
Lowe's Companies, Inc.                                  450,000     21,459,375
Michaels Stores, Inc.(b)                                225,000      6,581,250
Office Depot, Inc. (b)                                  500,000     11,968,750
Stage Stores, Inc. (b)                                  150,000      5,606,250
Staples, Inc. (b)                                       400,000     11,100,000
Viking Office Products, Inc. (b)                        250,000      5,453,125
                                                                --------------
                                                                    98,606,250
SAVINGS & LOAN 2.7%
TCF Financial Corporation                               725,000     24,604,687
Washington Mutual, Inc.                                 300,000     19,143,750
                                                                --------------
                                                                    43,748,437
TELECOMMUNICATION EQUIPMENT 2.7%
ADC Telecommunications, Inc. (b)                        275,000     11,481,250
CIENA Corporation (b)                                   375,000     22,921,875
Tellabs, Inc. (b)                                       180,000      9,517,500
                                                                --------------
                                                                    43,920,625
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $1,135,570,918)                        1,433,143,894
------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS 0.0%
Crystal Dynamics, Inc. Series D (Acquired
  7/07/95) (b) (d)                                      133,334        400,002
------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $1,000,005)                   400,002
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 11.1%
COMMERCIAL PAPER 0.1%
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 5.33%                         $        100            100
Johnson Controls, Inc., 5.33%                           999,000        999,000
Warner Lambert Company, 5.49%                           107,900        107,900
Wisconsin Electric Power Company, 5.49%                  54,100         54,100
                                                                --------------
                                                                     1,161,100
REPURCHASE AGREEMENT 11.0%
Goldman Sachs & Company (Dated 12/31/97),
  6.35%, Due 1/02/98 (Repurchase proceeds
  $176,562,265); Collateralized by:  $118,980,000
  United States Treasury Bonds, 12.00%,
  Due 8/15/13  (Market Value $180,135,720) (e)      176,500,000    176,500,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $177,661,100)                   177,661,100
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $1,314,232,023) 100.9%     1,611,204,996
Other Assets and Liabilities, Net (0.9%)                           (14,081,461)
------------------------------------------------------------------------------
NET ASSETS 100.0%                                               $1,597,123,535
==============================================================================

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)            DECEMBER 31, 1997
-------------------------------------------------------------------------------
===============================================================================
                        STRONG GROWTH FUND (CONTINUED)
===============================================================================



-------------------------------------------------------------------------------
COUNTRY DIVERSIFICATION
------------------------------------------------------------------------------
                                                     Percentage of Net Assets
------------------------------------------------------------------------------
United States......................................................... 98.4%
Ireland...............................................................  2.1
United Kingdom........................................................  0.4
Other Assets and Liabilities, Net..................................... (0.9)
-----------------------------------------------------------------------------
Total                                                                 100.0%
-----------------------------------------------------------------------------


-------------------------------------------------------------------------------
===============================================================================
                             STRONG GROWTH 20 FUND
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 87.7%
COMMERCIAL SERVICE 13.4%
Avis Rent A Car, Inc. (b)                                70,000    $ 2,235,625
Hall, Kinion & Associates, Inc. (b)                     100,000      2,187,500
Lamalie Associates, Inc. (b)                             30,700        614,000
Romac International, Inc. (b)                           120,000      2,932,500
                                                                   -----------
                                                                     7,969,625
COMPUTER SERVICE 4.8%
HBO & Company                                            60,000      2,880,000

COMPUTER SOFTWARE 19.5%
CBT Group PLC ADR (b)                                    25,000      2,053,125
Cisco Systems, Inc. (b)                                  30,000      1,672,500
Intuit, Inc. (b)                                         40,000      1,650,000
PeopleSoft, Inc. (b)                                     65,000      2,535,000
Saville Systems PLC Sponsored ADR (b)                    55,000      2,282,500
Visio Corporation (b)                                    38,000      1,458,250
                                                                   -----------
                                                                    11,651,375
HEALTHCARE - DRUG/DIVERSIFIED 7.9%
Eli Lilly & Company                                      25,000      1,740,625
Pfizer, Inc.                                             40,000      2,982,500
                                                                   -----------
                                                                     4,723,125
HEALTHCARE - MEDICAL SUPPLY 2.7%
McKesson Corporation                                     15,000      1,622,812

INSURANCE - DIVERSIFIED 4.1%
Travelers Group, Inc.                                    45,000      2,424,375

INSURANCE - LIFE 1.8%
Nationwide Financial Services, Inc. Class A              30,000      1,083,750

INSURANCE - MULTI-LINE 6.2%
MGIC Investment Corporation                              35,000      2,327,500
UNUM Corporation                                         25,000      1,359,375
                                                                   -----------
                                                                     3,686,875
MEDIA - RADIO/TV 3.1%
Chancellor Media Corporation (b)                         25,000      1,865,625

OIL WELL EQUIPMENT & SERVICE 3.7%
Cooper Cameron Corporation (b)                           36,000      2,196,000

REAL ESTATE 4.8%
Starwood Lodging Trust                                   50,000      2,893,750

RETAIL - DEPARTMENT STORE 4.6%
Kohl's Corporation (b)                                   40,000      2,725,000

RETAIL - FOOD CHAIN 3.7%
Safeway, Inc. (b)                                        35,000      2,213,750

SAVINGS & LOAN 5.1%
TCF Financial Corporation                                90,000      3,054,375

TELECOMMUNICATION EQUIPMENT 2.3%
CIENA Corporation (b)                                    22,000      1,344,750
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $48,758,222)                              52,335,187
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 16.0%
COMMERCIAL PAPER 1.9%
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 5.33%                           $  179,000        179,000
Johnson Controls, Inc., 5.33%                           590,300        590,300
Pitney Bowes Credit Corporation, 5.33%                  233,900        233,900
Warner Lambert Company, 5.49%                           157,000        157,000
                                                                   -----------
                                                                     1,160,200
REPURCHASE AGREEMENTS 14.1%
Goldman Sachs & Company (Dated 12/31/97),
  6.35%, Due 1/02/98 (Repurchase proceeds
  $8,402,963); Collateralized by:  $6,860,000
  United States Treasury Bonds, 10.00%,
  Due 5/15/10 (Market Value $8,575,000) (e)           8,400,000      8,400,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $9,560,200)                       9,560,200
------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $58,318,422) 103.7%           61,895,387
Other Assets and Liabilities, Net (3.7%)                            (2,217,146)
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                  $59,678,241
==============================================================================


COUNTRY DIVERSIFICATION
-----------------------------------------------------------------------------
                                                     Percentage of Net Assets
-----------------------------------------------------------------------------
United States.......................................................... 96.4%
Ireland................................................................  7.3
Other Assets and Liabilities, Net...................................... (3.7)
-----------------------------------------------------------------------------
Total                                                                  100.0%
-----------------------------------------------------------------------------


-------------------------------------------------------------------------------
===============================================================================
                              STRONG MID CAP FUND
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 96.6%
BANK - MONEY CENTER 1.1%
Bankers Trust New York Corporation                        1,600       $179,900

COMMERCIAL SERVICE 2.0%
Outdoor Systems, Inc. (b)                                 3,100        118,962
Paychex, Inc.                                             2,900        146,812
Registry, Inc. (b)                                          900         41,287
                                                                      --------
                                                                       307,061
COMPUTER - PERIPHERAL EQUIPMENT 2.3%
EMC Communications Corporation (b)                        7,400        203,037
Microchip Technology, Inc. (b)                            5,300        159,000
                                                                      --------
                                                                       362,037

-------------------------------------------------------------------------------
===============================================================================
                        STRONG MID CAP FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMPUTER SERVICE 7.9%
America Online, Inc. (b)                                  2,900     $  258,644
American Management Systems, Inc. (b)                     4,700         91,650
Computer Horizons Corporation (b)                         3,100        139,500
Fiserv, Inc. (b)                                          1,900         93,337
HBO & Company                                             4,800        230,400
National Data Corporation                                 4,500        162,562
Yahoo, Inc. (b)                                           3,750        259,687
                                                                    ----------
                                                                     1,235,780
COMPUTER SOFTWARE 14.3%
Baan Company NV (b)                                       3,200        105,600
Bay Networks, Inc. (b)                                    6,600        168,712
CBT Group PLC ADR (b)                                     2,800        229,950
Cadence Design Systems, Inc. (b)                          3,100         75,950
Check Point Software Technologies, Ltd. (b)               1,900         77,425
Computer Associates International, Inc.                   3,700        195,637
Compuware Corporation (b)                                 8,400        268,800
Industri-Matematik International Corporation (b)          5,800        171,100
Lernout & Hauspie Speech Products NV (b)                  4,200        195,300
Manugistics Group, Inc. (b)                               3,100        138,337
PeopleSoft, Inc. (b)                                      5,600        218,400
Platinum Technology, Inc. (b)                             6,200        175,150
Veritas Software Corporation (b)                          2,700        137,700
Xylan Corporation (b)                                     5,700         86,213
                                                                    ----------
                                                                     2,244,274
COMPUTER SYSTEMS 2.0%
Hypercom Corporation (b)                                 11,100        156,788
Policy Management Systems Corporation (b)                 1,100         76,519
Wind River Systems, Inc. (b)                              1,900         75,406
                                                                    ----------
                                                                       308,713
COSMETIC & PERSONAL CARE 3.2%
General Nutrition Companies, Inc. (b)                     6,200        210,800
Rexall Sundown, Inc. (b)                                  9,600        289,800
                                                                    ----------
                                                                       500,600
ELECTRONIC INSTRUMENTATION 0.5%
Input/Output, Inc. (b)                                    2,400         71,250

ELECTRONICS - SEMICONDUCTOR/COMPONENT 3.7%
Maxim Integrated Products, Inc. (b)                       5,800        200,100
Solectron Corporation (b)                                 2,200         91,438
Uniphase Corporation (b)                                  4,300        177,913
Vitesse Semiconductor Corporation (b)                     3,100        117,025
                                                                    ----------
                                                                       586,476
FOOD 3.2%
International Home Foods, Inc. (b)                        6,500        182,000
Interstate Bakeries Corporation                           8,400        313,950
                                                                    ----------
                                                                       495,950
HEALTHCARE - BIOMEDICAL/GENETIC 4.7%
BioChem Pharma, Inc. (b)                                  8,500        177,438
Human Genome Sciences, Inc. (b)                           3,800        151,050
Incyte Pharmaceuticals, Inc. (b)                          4,000        180,000
Medimmune, Inc. (b)                                       2,000         85,750
Protein Design Labs, Inc. (b)                             3,500        140,000
                                                                    ----------
                                                                       734,238
HEALTHCARE - DRUG/DIVERSIFIED 2.2%
Elan Corporation PLC ADR (b)                              3,800        194,512
Mylan Laboratories, Inc.                                  6,500        136,094
                                                                    ----------
                                                                       330,606
HEALTHCARE - INSTRUMENTATION 3.8%
Arterial Vascular Engineering, Inc. (b)                   3,700        240,500
ESC Medical Systems, Ltd. (b)                             4,300        166,625
Spine-Tech, Inc. (b)                                      3,600        185,175
                                                                    ----------
                                                                       592,300
HEALTHCARE - MEDICAL SUPPLY 1.0%
Steris Corporation (b)                                    3,300        159,225

HEALTHCARE - PATIENT CARE 3.8%
Concentra Managed Care, Inc. (b)                          5,400        182,250
Humana, Inc. (b)                                          6,200        128,650
Renal Treatment Centers, Inc. (b)                         5,200        187,850
Universal Health Services, Inc. Class B (b)               1,900         95,713
                                                                    ----------
                                                                       594,463
HEALTHCARE - PRODUCT 1.4%
Guidant Corporation                                       3,600        224,100

HOUSEHOLD APPLIANCES & FURNISHINGS 1.4%
Pillowtex Corporation                                     6,200        216,225

LEISURE SERVICE 1.1%
Royal Caribbean Cruises, Ltd.                             3,200        170,600

MEDIA - RADIO/TV 2.4%
Big City Radio, Inc. Class A (b)                         13,000        105,625
Heftel Broadcasting Corporation Class A (b)               2,400        112,200
Sinclair Broadcast Group, Inc. Class A (b)                3,400        158,525
                                                                    ----------
                                                                       376,350
MORTGAGE & RELATED SERVICE 1.3%
Franchise Mortgage Acceptance Company (b)                11,300        207,638

OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 0.7%
Patina Oil & Gas Corporation                             10,500         80,719
United Meridian Corporation (b)                           1,200         33,750
                                                                    ----------
                                                                       114,469
OIL - NORTH AMERICAN INTEGRATED 0.5%
Sun Company, Inc.                                         1,800         75,713

OIL WELL EQUIPMENT & SERVICE 1.7%
Falcon Drilling Company, Inc. (b)                         1,000         35,062
IRI International Corporation (b)                         8,300        116,200
National-Oilwell, Inc. (b)                                2,500         85,469
Santa Fe International Corporation                          800         32,550
                                                                    ----------
                                                                       269,281
POLLUTION CONTROL 1.8%
Allied Waste Industries, Inc. (b)                        12,100        282,081

REAL ESTATE 6.1%
Crescent Real Estate Equities, Inc.                       2,700        106,312
Equity Office Properties Trust                            7,000        220,938
Mack Cali Realty Corporation                              5,500        225,500
Security Capital Group, Inc. Class B (b)                  3,100        100,750
Sunstone Hotel Investors, Inc.                            8,200        141,450
Trammell Crow Company (b)                                 6,300        162,225
                                                                    ----------
                                                                       957,175
RETAIL - DISCOUNT & VARIETY 4.3%
Consolidated Stores Corporation (b)                       4,225        185,636
Dollar Tree Stores, Inc. (b)                              5,950        246,181
Family Dollar Stores, Inc.                                8,250        241,828
                                                                    ----------
                                                                       673,645
RETAIL - RESTAURANT 2.1%
CKE Restaurants, Inc.                                     4,200        176,925
Outback Steakhouse, Inc. (b)                              5,100        146,625
                                                                    ----------
                                                                       323,550
RETAIL - SPECIALTY 6.4%
Barnes & Noble, Inc. (b)                                  6,200        206,925
Brylane, Inc. (b)                                         3,800        187,150
Ethan Allen Corporation                                   3,900        150,394
Fingerhut Companies, Inc.                                 8,100        173,137
The Hertz Corporation                                     3,700        148,925
MSC Industrial Direct Company, Inc. Class A (b)           3,100        131,363
                                                                    ----------
                                                                       997,894

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)            DECEMBER 31, 1997
-------------------------------------------------------------------------------
===============================================================================
                        STRONG MID CAP FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
SAVINGS & LOAN 1.4%
Ocwen Financial Corporation (b)                           8,800    $   223,850

SHOE & APPAREL MANUFACTURING 0.8%
Polo Ralph Lauren Corporation (b)                         5,400        131,288

TELECOMMUNICATION EQUIPMENT 3.2%
Cable Design Technologies Corporation (b)                 4,400        171,050
CIENA Corporation (b)                                     2,100        128,363
Digital Microwave Corporation (b)                         8,100        117,450
Newbridge Networks Corporation (b)                        2,600         90,675
                                                                   -----------
                                                                       507,538
TELECOMMUNICATION SERVICE 3.9%
Mobile Telecommunication Technologies
  Corporation (b)                                         4,300         94,600
NEXTLINK Communications, Inc. (b)                         5,800        123,613
Teleport Communications Group, Inc. Class A (b)           4,100        224,987
WorldCom, Inc. (b)                                        5,300        160,325
                                                                   -----------
                                                                       603,525
TRUCKING 0.4%
Yellow Corporation (b)                                    2,700         67,838
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $12,976,146)                              15,125,633
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 3.8%
COMMERCIAL PAPER 3.8%
INTEREST BEARING, DUE UPON DEMAND
Johnson Controls, Inc., 5.33%                          $461,900        461,900
Pitney Bowes Credit Corporation, 5.33%                  120,700        120,700
Warner Lambert Company, 5.49%                            11,700         11,700
Wisconsin Electric Power Company, 5.49%                     100            100
                                                                   -----------
                                                                       594,400
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $594,400)                           594,400
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $13,570,546) 100.4%           15,720,033
Other Assets and Liabilities, Net (0.4%)                               (55,393
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                  $15,664,640
==============================================================================


COUNTRY DIVERSIFICATION
------------------------------------------------------------------------------
                                                     Percentage of Net Assets
------------------------------------------------------------------------------
United States......................................................... 93.0%
Ireland...............................................................  2.7
Israel................................................................  1.6
Belgium...............................................................  1.3
Canada................................................................  1.1
Netherlands...........................................................  0.7
Other Assets and Liabilities, Net..................................... (0.4)
------------------------------------------------------------------------------
Total                                                                 100.0%
------------------------------------------------------------------------------


-------------------------------------------------------------------------------
===============================================================================
                          STRONG OPPORTUNITY FUND
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 89.3%
AIRLINE 0.1%
Air New Zealand, Ltd. Class B                         1,313,010    $ 2,630,504

AUTO & TRUCK PARTS 1.3%
Magna International, Inc. Class A                       370,000     23,240,625
Pirelli Spa                                             350,000        927,964
                                                                   -----------
                                                                    24,168,589
BANK - MONEY CENTER 3.0%
BankAmerica Corporation                                 346,000     25,258,000
Grupo Financiero Banamex Accival SA de CV (b)           682,000      2,037,967
Standard Chartered PLC                                  323,000      3,524,374
Toronto-Dominion Bank                                   720,000     27,403,624
                                                                   -----------
                                                                    58,223,965
BANK - SUPER REGIONAL 2.7%
First Union Corporation                                 475,000     24,343,750
Mellon Bank Corporation                                 440,000     26,675,000
                                                                   -----------
                                                                    51,018,750
CHEMICAL - SPECIALTY 2.5%
Cabot Corporation                                       796,000     21,989,500
Solutia, Inc.                                           950,000     25,353,125
                                                                   -----------
                                                                    47,342,625
COMPUTER - PERIPHERAL EQUIPMENT 2.5%
American Power Conversion Corporation (b)             1,050,000     24,806,250
Quantum Corporation (b)                                 610,000     12,238,125
Seagate Technology, Inc. (b)                            540,000     10,395,000
                                                                   -----------
                                                                    47,439,375
COMPUTER - PERSONAL & WORKSTATION 1.2%
Sun Microsystems, Inc. (b)                              609,000     24,283,875

COMPUTER SERVICE 1.4%
Computer Sciences Corporation (b)                       320,000     26,720,000

COMPUTER SOFTWARE 1.9%
Cadence Design Systems, Inc. (b)                        500,000     12,250,000
Sybase, Inc. (b)                                      1,850,000     24,628,125
                                                                   -----------
                                                                    36,878,125
CONGLOMERATE 0.3%
General Electric Company PLC                          1,070,000      6,952,234

DIVERSIFIED OPERATIONS 1.6%
Whitman Corporation                                   1,160,000     30,232,500

ELECTRIC POWER 1.6%
NIPSCO Industries, Inc.                                 630,000     31,145,625

ELECTRONIC PARTS DISTRIBUTION 1.9%
Arrow Electronics, Inc. (b)                             700,000     22,706,250
Marshall Industries (b)                                 470,000     14,100,000
                                                                   -----------
                                                                    36,806,250
ELECTRONIC PRODUCTS - MISCELLANEOUS 2.5%
AVX Corporation                                       1,140,000     21,018,750
Hubbell, Inc. Class B                                   550,000     27,121,875
                                                                   -----------
                                                                    48,140,625
ELECTRONICS - SEMICONDUCTOR/COMPONENT 2.6%
KLA-Tencor Corporation (b)                              600,000     23,175,000
Texas Instruments, Inc.                                 585,000     26,325,000
                                                                   -----------
                                                                    49,500,000
FOOD 3.0%
Lion Nathan, Ltd.                                       780,000      1,748,371
Nestle SA Sponsored ADR                                 365,000     27,306,562
Unilever NV                                             455,000     28,409,063
                                                                   -----------
                                                                    57,463,996

-------------------------------------------------------------------------------
===============================================================================
                      STRONG OPPORTUNITY FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
HEALTHCARE - DRUG/DIVERSIFIED 1.2%
Pharmacia & Upjohn, Inc.                                615,000 $   22,524,375

HEALTHCARE - INSTRUMENTATION 1.4%
United States Surgical Corporation                      908,000     26,615,750

HEALTHCARE - MEDICAL SUPPLY 2.0%
McKesson Corporation                                     98,000     10,602,375
Sybron International Corporation (b)                    610,000     28,631,875
                                                                --------------
                                                                    39,234,250
HEALTHCARE - PATIENT CARE 1.3%
United Healthcare Corporation                           490,000     24,346,875

HOUSEHOLD APPLIANCES & FURNISHINGS 0.6%
Philips Electronics NV ADR                               32,000      1,936,000
Premark International, Inc.                             308,000      8,932,000
                                                                --------------
                                                                    10,868,000
INSURANCE - PROPERTY & CASUALTY 4.1%
ACE, Ltd.                                               295,000     28,467,500
American International Group, Inc.                      240,000     26,100,000
Hartford Financial Services Group, Inc.                 270,000     25,261,875
                                                                --------------
                                                                    79,829,375
LEISURE SERVICE 0.6%
Gaylord Entertainment Company                           349,000     11,146,188

MACHINERY - MISCELLANEOUS 1.1%
Ingersoll-Rand Company                                  540,000     21,870,000

MEDIA - PUBLISHING 1.3%
The E.W. Scripps Company Class A                        528,000     25,575,000

MEDIA - RADIO/TV 7.1%
Comcast Corporation Class A                           1,280,000     40,400,000
Cox Communications, Inc. Class A (b)                    910,000     36,456,875
Tele-Communications, Inc. Liberty Media Group
  Series A (b)                                          730,000     26,462,500
Tele-Communications, Inc. TCI Group Series A (b)      1,210,000     33,804,365
                                                                --------------
                                                                   137,123,740
METALS & MINING 0.8%
Freeport-McMoRan Copper & Gold, Inc. Class A            970,000     14,853,125

NATURAL GAS DISTRIBUTION 2.9%
Columbia Gas Systems, Inc.                              340,000     26,711,250
Enron Corporation                                       720,000     29,925,000
                                                                --------------
                                                                    56,636,250
OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 7.5%
Apache Corporation                                      710,000     24,894,375
Barrett Resources Corporation (b)                       760,000     22,990,000
Devon Energy Corporation                                610,000     23,485,000
Oryx Energy Company (b)                                 980,000     24,990,000
Union Pacific Resources Group, Inc.                   1,080,000     26,190,000
United Meridian Corporation (b)                         800,000     22,500,000
                                                                --------------
                                                                   145,049,375
OIL - NORTH AMERICAN INTEGRATED 1.3%
USX-Marathon Group                                      780,000     26,325,000

OIL WELL EQUIPMENT & SERVICE 4.2%
Baker Hughes, Inc.                                      612,000     26,698,500
Camco International, Inc.                               430,000     27,385,625
Falcon Drilling Company, Inc. (b)                       770,000     26,998,125
                                                                --------------
                                                                    81,082,250
PAPER & FOREST PRODUCTS 2.3%
The Mead Corporation                                    780,000     21,840,000
Willamette Industries, Inc.                             670,000     21,565,625
                                                                --------------
                                                                    43,405,625
PRECIOUS METAL/GEM/STONE 0.6%
De Beers Consolidated Mines, Ltd. ADR                   145,000      2,963,438
Newmont Mining Company                                  315,000      9,253,126
                                                                --------------
                                                                    12,216,564
RAILROAD 1.9%
Burlington Northern Santa Fe Corporation                240,000     22,305,000
Canadian National Railway Company                       300,000     14,175,000
                                                                --------------
                                                                    36,480,000
REAL ESTATE 1.4%
Ayala Land, Inc. B Shares                             1,924,000        769,600
Equity Residential Properties Trust                     250,000     12,640,625
First Industrial Realty Trust, Inc.                     325,000     11,740,625
Shortland Properties, Ltd.                            2,655,625      1,349,355
                                                                --------------
                                                                    26,500,205
RETAIL - DEPARTMENT STORE 2.3%
Federated Department Stores, Inc. (b)                   505,000     21,746,563
May Department Stores Company                           420,000     22,128,750
                                                                --------------
                                                                    43,875,313
RETAIL - FOOD CHAIN 1.3%
The Kroger Company (b)                                  680,000     25,117,500

RETAIL - MAJOR CHAIN 1.7%
Kmart Corporation (b)                                 2,200,000     25,437,500
Sears Canada, Inc.                                      536,000      7,406,423
                                                                --------------
                                                                    32,843,923
RETAIL - RESTAURANT 1.2%
Brinker International, Inc. (b)                       1,400,000     22,400,000

RETAIL - SPECIALTY 1.7%
The Hertz Corporation                                   100,000      4,025,000
Office Depot, Inc. (b)                                1,165,000     27,887,188
                                                                --------------
                                                                    31,912,188
SAVINGS & LOAN 0.7%
Charter One Financial, Inc.                             215,000     13,571,875

TELECOMMUNICATION SERVICE 6.7%
AirTouch Communications, Inc. (b)                       700,000     29,093,750
Cable & Wireless Communications PLC (b)                 900,000      3,913,272
Cable & Wireless Communications PLC
  Sponsored ADR (b)                                     763,000     18,598,125
Cable & Wireless PLC                                    375,000      3,328,998
Cellular Communications International, Inc. (b)          64,000      2,992,000
Paging Network, Inc. (b)                              1,980,000     21,285,000
U.S. West, Inc. Media Group (b)                       1,045,000     30,174,375
United States Cellular Corporation (b)                  612,000     18,972,000
                                                                --------------
                                                                   128,357,520
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $1,336,990,551)                        1,718,707,304
------------------------------------------------------------------------------

PREFERRED STOCKS 0.3%
Henkel KGaA-Vorzug                                       63,000      3,976,919
Telecom Italia Spa                                      530,000      2,329,417
------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $5,554,990)                             6,306,336
------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)            DECEMBER 31, 1997
-------------------------------------------------------------------------------
===============================================================================
                      STRONG OPPORTUNITY FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 9.8%
COMMERCIAL PAPER 0.1%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.49%    $    848,700 $      848,700
General Mills, Inc., 5.33%                                  100            100
Johnson Controls, Inc., 5.33%                           435,400        435,400
Sara Lee Corporation, 5.32%                              59,500         59,500
                                                                --------------
                                                                     1,343,700
REPURCHASE AGREEMENT 8.1%
ABN-AMRO Chicago Corporation (Dated 12/31/97),
  6.82%, Due 1/02/98 (Repurchase proceeds
  $157,559,675); Collateralized by: $261,960,000
  United States Treasury Strips, Zero %, Due
  2/15/99 - 2/15/17 (Market Value
  $160,889,320) (e)                                 157,500,000    157,500,000

MONEY MARKET 1.6%
Strong Institutional Money Fund (f)                  30,600,000     30,600,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $189,443,700)                   189,443,700
------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $1,531,989,241) 99.4%      1,914,457,340
Other Assets and Liabilities, Net 0.6%                              10,428,709
------------------------------------------------------------------------------
NET ASSETS 100.0%                                               $1,924,886,049
==============================================================================


COUNTRY DIVERSIFICATION
------------------------------------------------------------------------------
                                                      Percentage of Net Assets
------------------------------------------------------------------------------
United States.......................................................... 88.4%
Canada.................................................................  3.7
United Kingdom.........................................................  1.9
Netherlands............................................................  1.6
Bermuda................................................................  1.5
Switzerland............................................................  1.4
New Zealand............................................................  0.3
Germany................................................................  0.2
Italy..................................................................  0.2
Mexico.................................................................  0.1
South Africa...........................................................  0.1
Other Assets and Liabilities, Net......................................  0.6
------------------------------------------------------------------------------
Total                                                                  100.0%
------------------------------------------------------------------------------


-------------------------------------------------------------------------------
===============================================================================
                             STRONG SMALL CAP FUND
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 94.3%
AEROSPACE & DEFENSE 0.7%
SBS Technologies, Inc. (b)                               45,900    $ 1,245,038

AIRLINE 0.4%
Midway Airlines Corporation (b)                          53,100        803,138

CHEMICAL - SPECIALTY 0.7%
ChiRex, Inc. (b)                                         73,800      1,300,725

COMMERCIAL SERVICE 9.4%
ABR Information Services, Inc. (b)                       33,300        795,037
Abacus Direct Corporation (b)                            27,100      1,111,100
Advance Paradigm, Inc. (b)                               15,700        498,475
American Oncology Resources, Inc. (b)                    75,400      1,206,400
Avis Rent A Car, Inc. (b)                                47,400      1,513,837
Billing Information Concepts Corporation (b)              9,700        465,600
Boron, LePore & Associates, Inc. (b)                     20,600        566,500
Bright Horizons, Inc. (b)                                59,500      1,115,625
Lamar Advertising Company (b)                            36,900      1,466,775
Medical Manager Corporation (b)                         104,700      1,884,600
The Metzler Group, Inc. (b)                              49,100      1,970,137
NCO Group, Inc. (b)                                      35,100        903,825
Pediatrix Medical Group (b)                              23,900      1,021,725
Personnel Group of America, Inc. (b)                     38,500      1,270,500
Registry, Inc. (b)                                       10,700        490,863
Transcrypt International, Inc. (b)                       29,200        726,350
                                                                   -----------
                                                                    17,007,349
COMPUTER - PERIPHERAL EQUIPMENT 1.0%
SCM Microsystems, Inc. (b)                               72,800      1,747,200

COMPUTER SERVICE 3.0%
CSG Systems International, Inc. (b)                      19,500        780,000
Lycos, Inc. (b)                                          43,500      1,799,813
Systems & Computer Technology Corporation (b)            44,300      2,198,387
Tier Technologies, Inc. Class B (b)                      64,300        691,225
                                                                   -----------
                                                                     5,469,425
COMPUTER SOFTWARE 18.5%
ACE*COMM Corporation (b)                                 51,500        608,343
Advantage Learning Systems, Inc. (b)                     45,900        981,113
Applied Graphics Technologies, Inc. (b)                  20,700      1,102,275
Arbor Software Corporation (b)                           20,700        838,350
Aspect Development, Inc. (b)                             33,300      1,731,600
BEA Systems, Inc. (b)                                    56,400        976,425
Crosskeys Systems Corporation (b)                        57,600        734,400
DAOU Systems, Inc. (b)                                   51,100      1,596,875
Datastream Systems, Inc. (b)                             48,900      1,515,900
Dendrite International, Inc. (b)                        102,600      1,987,875
Engineering Animation, Inc. (b)                          20,700        952,200
FlexiInternational Software, Inc. (b)                    22,000        341,000
Hyperion Software Corporation (b)                        47,700      1,705,275
Industri-Matematik International Corporation (b)        105,300      3,106,350
JDA Software Group, Inc. (b)                             29,800      1,043,000
Legato Systems, Inc. (b)                                 50,500      2,222,000
Lernout & Hauspie Speech Products NV (b)                 48,900      2,273,850
Lightbridge, Inc. (b)                                    83,400      1,584,600
MMC Networks, Inc. (b)                                   25,900        440,300
Manugistics Group, Inc. (b)                              41,500      1,851,937
Mercury Inactive Corporation (b)                         36,300        971,025
QuadraMed Corporation (b)                                60,900      1,674,750
Saville Systems PLC Sponsored ADR (b)                    71,600      2,971,400
Telxon Corporation                                       15,200        362,900
                                                                   -----------
                                                                    33,573,743
COMPUTER SYSTEMS 1.6%
Apex PC Solutions, Inc. (b)                              45,400      1,004,475
Hypercom Corporation (b)                                129,600      1,830,600
                                                                   -----------
                                                                     2,835,075
COSMETIC & PERSONAL CARE 0.3%
NBTY, Inc. (b)                                           17,600        587,400

ELECTRICAL EQUIPMENT 0.9%
Level One Communications, Inc. (b)                       55,500      1,567,875

-------------------------------------------------------------------------------
===============================================================================
                       STRONG SMALL CAP FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
ELECTRONIC INSTRUMENTATION 1.0%
FARO Technologies, Inc. (b)                             125,300   $  1,456,613
Mettler-Toledo International, Inc. (b)                   26,200        451,950
                                                                  ------------
                                                                     1,908,563
ELECTRONIC PRODUCTS - MISCELLANEOUS 0.4%
International Manufacturing Services, Inc.
  Class A (b)                                            88,500        641,625

ELECTRONICS - SEMICONDUCTOR/COMPONENT 3.3%
Sanmina Corporation (b)                                  26,600      1,802,150
Sipex Corporation (b)                                    56,200      1,700,050
Uniphase Corporation (b)                                 61,000      2,523,875
                                                                  ------------
                                                                     6,026,075
FINANCE - MISCELLANEOUS 0.8%
Metris Companies, Inc.                                   40,900      1,400,825

FOOD 0.5%
American Italian Pasta Company (b)                       39,300        982,500

HEALTHCARE - BIOMEDICAL/GENETIC 6.4%
ArQule, Inc. (b)                                         64,700      1,484,056
BioReliance Corporation (b)                              79,900      1,837,700
COR Therapeutics, Inc. (b)                               67,200      1,512,000
Coulter Pharmaceutical, Inc. (b)                         51,300      1,038,825
Incyte Pharmaceuticals, Inc. (b)                         61,400      2,763,000
Medimmune, Inc. (b)                                      23,100        990,412
Protein Design Labs, Inc. (b)                            47,400      1,896,000
                                                                  ------------
                                                                    11,521,993
HEALTHCARE - DRUG/DIVERSIFIED 1.7%
Geltex Pharmaceuticals, Inc. (b)                         63,200      1,674,800
Inhale Therapeutic Systems (b)                           57,000      1,482,000
                                                                  ------------
                                                                     3,156,800
HEALTHCARE - INSTRUMENTATION 5.2%
Arterial Vascular Engineering, Inc. (b)                  57,000      3,705,000
Healthdyne Technologies, Inc. (b)                        47,800        973,925
Schick Technologies, Inc. (b)                            99,500      1,934,031
Spine-Tech, Inc. (b)                                     55,600      2,859,925
                                                                  ------------
                                                                     9,472,881
HEALTHCARE - MEDICAL SUPPLY 5.1%
Gulf South Medical Supply, Inc. (b)                      80,100      2,983,725
Ocular Sciences, Inc. (b)                                85,400      2,241,750
Parexel International Corporation (b)                    15,700        580,900
Safeskin Corporation (b)                                 62,500      3,546,875
                                                                  ------------
                                                                     9,353,250
HEALTHCARE - PATIENT CARE 3.4%
Capital Senior Living Corporation (b)                   106,600      1,112,638
Concentra Managed Care, Inc. (b)                         27,179        917,291
Coventry Corporation (b)                                120,000      1,830,000
National Surgery Centers, Inc. (b)                       38,500      1,010,625
Renal Care Group, Inc. (b)                               43,300      1,385,600
                                                                  ------------
                                                                     6,256,154
HEALTHCARE - PRODUCT 1.7%
Hemocleanse, Inc. (Acquired 5/14/96;
  Cost $465,000) (b) (d)                                155,000        155,000
Sepracor, Inc. (b)                                       74,000      2,964,625
                                                                  ------------
                                                                     3,119,625
INSURANCE - DIVERSIFIED 0.5%
Stirling Cooke Brown Holdings, Ltd. (b)                  39,600        970,200

LEISURE PRODUCT 1.2%
Action Performance Companies, Inc.                       29,200      1,105,950
Play By Play Toys & Novelties, Inc. (b)                  59,200      1,076,700
                                                                  ------------
                                                                     2,182,650
LEISURE SERVICE 1.1%
Suburban Lodges of America, Inc. (b)                     78,100      1,039,706
Travel Services International, Inc. (b)                  39,900        947,625
                                                                  ------------
                                                                     1,987,331
MACHINE TOOL 0.9%
Innovative Valve Technologies, Inc. (b)                  83,100      1,682,775

MACHINERY - TRANSPORTATION EQUIPMENT & PARTS 1.0%
Halter Marine Group, Inc. (b)                            64,850      1,872,544

MEDIA - RADIO/TV 0.7%
Big City Radio, Inc. Class A (b)                        151,100      1,227,688

MORTGAGE & RELATED SERVICE 0.6%
Franchise Mortgage Acceptance Company (b)                55,400      1,017,975

OIL WELL EQUIPMENT & SERVICE 2.4%
Gulf Island Fabrication, Inc. (b)                        82,100      1,642,000
IRI International Corporation (b)                       102,500      1,435,000
Patterson Energy, Inc. (b)                               32,600      1,261,213
                                                                  ------------
                                                                     4,338,213
POLLUTION CONTROL 2.3%
American Disposal Services, Inc. (b)                     59,100      2,157,150
Casella Waste Systems, Inc. (b)                          67,800      1,788,225
Waste Industries, Inc. (b)                               16,100        299,863
                                                                  ------------
                                                                     4,245,238
REAL ESTATE 1.6%
Boston Properties, Inc.                                  56,200      1,858,113
SL Green Realty Corporation                              37,200        964,875
                                                                  ------------
                                                                     2,822,988
RETAIL - FOOD CHAIN 0.8%
Whole Foods Marketing, Inc. (b)                          28,200      1,441,725

RETAIL - RESTAURANT 0.5%
Sonic Corporation (b)                                    33,700        947,813

RETAIL - SPECIALTY 6.9%
American Eagle Outfitters, Inc. (b)                      80,600      2,810,925
Coldwater Creek, Inc. (b)                                55,400      1,869,750
Goody's Family Clothing, Inc. (b)                        46,300      1,258,781
Linens 'N Things, Inc. (b)                               60,600      2,643,675
Michaels Stores, Inc. (b)                                74,400      2,176,200
Pacific Sunwear of California (b)                        57,050      1,686,540
                                                                  ------------
                                                                    12,445,871
TELECOMMUNICATION EQUIPMENT 1.7%
Digital Microwave Corporation (b)                       111,800      1,621,100
World Access, Inc. (b)                                   21,600        515,700
Yurie Systems, Inc. (b)                                  49,600      1,001,300
                                                                  ------------
                                                                     3,138,100
TELECOMMUNICATION SERVICE 6.1%
Intermedia Communications, Inc. (b)                      50,600      3,073,950
Mobile Telecommunication Technologies
  Corporation (b)                                        58,300      1,282,600
Premiere Technologies, Inc. (b)                          71,000      1,961,375
RSL Communications, Ltd. Class A (b)                     77,600      1,707,200
STAR Telecommunications, Inc. (b)                        96,100      3,087,212
                                                                  ------------
                                                                    11,112,337
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $158,216,254)                            171,410,707
------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)            DECEMBER 31, 1997
-------------------------------------------------------------------------------
===============================================================================
                       STRONG SMALL CAP FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 5.3%
COMMERCIAL PAPER 0.4%
INTEREST BEARING, DUE UPON DEMAND
Johnson Controls, Inc., 5.33%                        $  629,800   $    629,800
Pitney Bowes Credit Corporation, 5.33%                   19,300         19,300
Warner Lambert Company, 5.49%                            57,400         57,400
Wisconsin Electric Power Company, 5.49%                  24,800         24,800
                                                                  ------------
                                                                       731,300
REPURCHASE AGREEMENT 4.9%
Goldman, Sachs & Company (Dated 12/31/97),
  6.35%, Due 1/02/98 (Repurchase proceeds
  $8,903,140); Collateralized by: $5,645,000
  United States Treasury Bonds, 13.25%, Due
  5/15/14, (Market Value $9,088,450) (e)              8,900,000      8,900,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $9,631,300)                       9,631,300
------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $167,847,554) 99.6%          181,042,007
Other Assets and Liabilities, Net 0.4%                                 816,386
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $181,858,393
==============================================================================


COUNTRY DIVERSIFICATION
------------------------------------------------------------------------------
                                                      Percentage of Net Assets
------------------------------------------------------------------------------
United States.......................................................... 96.1%
Ireland................................................................  1.6
Belgium................................................................  1.3
Canada.................................................................  0.4
Switzerland............................................................  0.2
Other Assets and Liabilities, Net......................................  0.4
-----------------------------------------------------------------------------
Total                                                                  100.0%
-----------------------------------------------------------------------------


-------------------------------------------------------------------------------
===============================================================================
                               STRONG VALUE FUND
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 92.0%
AEROSPACE & DEFENSE 4.0%
The Boeing Company                                       36,350     $1,778,878
Raytheon Company Class A (b)                             37,500      1,849,219
Raytheon Company Class B                                  2,500        126,250
                                                                    ----------
                                                                     3,754,347
AUTO & TRUCK PARTS 1.4%
Echlin, Inc.                                             35,100      1,270,181

AUTOMOBILE 2.3%
Ford Motor Company                                       44,700      2,176,331

BANK - MONEY CENTER 1.6%
Chase Manhattan Corporation                              13,500      1,478,250

BANK - SUPER REGIONAL 1.3%
Banc One Corporation                                     22,600      1,227,463

BEVERAGE - ALCOHOLIC 2.2%
Anheuser-Busch Companies, Inc.                           47,700      2,098,800

CHEMICAL 2.7%
IMC Global, Inc.                                         57,400      1,879,850
Monsanto Company                                         15,000        630,000
                                                                    ----------
                                                                     2,509,850
COMMERCIAL SERVICE 0.2%
Reynolds & Reynolds Company Class A                      10,000        184,375

CONTAINER 1.0%
W.R. Grace & Company                                     11,600        933,075

DIVERSIFIED OPERATIONS 3.8%
E.I. Du Pont de Nemours & Company                        25,100      1,507,569
Tyco International, Ltd.                                 44,666      2,012,762
                                                                    ----------
                                                                     3,520,331
ELECTRIC POWER 3.1%
Duke Energy Company                                      35,835      1,984,363
New Century Energies, Inc.                                2,500        119,844
Sierra Pacific Resources                                 22,400        840,000
                                                                    ----------
                                                                     2,944,207
ELECTRICAL EQUIPMENT 0.8%
AMP, Inc.                                                 2,000         84,000
General Electric Company                                  9,400        689,725
                                                                    ----------
                                                                       773,725
FINANCE - MISCELLANEOUS 2.9%
American Express Company                                  9,500        847,875
First Data Corporation                                   10,000        292,500
Morgan Stanley, Dean Witter, Discover & Company          13,000        768,625
Providian Financial Corporation                          17,000        768,187
                                                                    ----------
                                                                     2,677,187
FOOD 1.6%
CPC International, Inc.                                   7,700        829,675
General Mills, Inc.                                       8,900        637,462
                                                                    ----------
                                                                     1,467,137
HEALTHCARE - DRUG/DIVERSIFIED 3.4%
Eli Lilly & Company                                      17,400      1,211,475
Pharmacia & Upjohn, Inc.                                 39,900      1,461,337
Warner-Lambert Company                                    4,000        496,000
                                                                    ----------
                                                                     3,168,812
HEALTHCARE - PATIENT CARE 4.0%
Columbia/HCA Healthcare Corporation                      62,700      1,857,487
Pacificare Health Systems, Inc. Class B (b)              17,000        890,375
Tenet Healthcare Corporation (b)                         31,400      1,040,125
                                                                    ----------
                                                                     3,787,987
HOUSEHOLD APPLIANCES & FURNISHINGS 2.3%
Rubbermaid, Inc.                                         36,700        917,500
Sunbeam Corporation                                      28,300      1,192,137
                                                                    ----------
                                                                     2,109,637
INSURANCE - ACCIDENT & HEALTH 1.1%
Provident Companies, Inc.                                25,600        988,800

INSURANCE - DIVERSIFIED 2.3%
American General Corporation                             23,800      1,286,688
CIGNA Corporation                                         5,000        865,313
                                                                    ----------
                                                                     2,152,001
LEISURE PRODUCT 4.3%
Eastman Kodak Company                                    66,500      4,044,031

LEISURE SERVICE 3.3%
Hilton Hotels Corporation                                22,700        675,325
International Game Technology                            77,200      1,949,300
Mirage Resorts, Inc. (b)                                  9,900        225,225
Ticketmaster Group, Inc. (b)                             10,000        230,000
                                                                    ----------
                                                                     3,079,850
MEDIA - PUBLISHING 3.5%
Dow Jones & Company, Inc.                                 5,000        268,437
Harcourt General, Inc.                                   51,500      2,819,625
Scholastic Corporation (b)                                5,000        187,500
John Wiley & Sons, Inc.                                     500         27,125
                                                                    ----------
                                                                     3,302,687

-------------------------------------------------------------------------------
===============================================================================
                         STRONG VALUE FUND (CONTINUED)
===============================================================================
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
MEDIA - RADIO/TV 1.6%
Cox Communications, Inc. Class A (b)                     37,300    $ 1,494,331

NATURAL GAS DISTRIBUTION 1.8%
Enron Corporation                                        28,300      1,176,219
Keyspan Energy Corporation                               14,000        515,375
                                                                   -----------
                                                                     1,691,594
OFFICE AUTOMATION 1.5%
Xerox Corporation                                        19,300      1,424,581

OIL - INTERNATIONAL INTEGRATED 0.2%
Texaco, Inc.                                              4,000        217,500

OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 6.8%
Pioneer Natural Resources Company                        98,600      2,853,238
Seagull Energy Corporation (b)                           35,500        732,188
Union Pacific Resources Group, Inc.                     114,558      2,778,032
                                                                   -----------
                                                                     6,363,458
OIL WELL EQUIPMENT & SERVICE 2.3%
Reading & Bates Corporation (b)                          11,400        477,375
Santa Fe International Corporation                       41,200      1,676,325
                                                                   -----------
                                                                     2,153,700
PERSONAL & COMMERCIAL LENDING 1.7%
Associates First Capital Corporation                     22,700      1,614,537

POLLUTION CONTROL 3.0%
Waste Management, Inc.                                  101,000      2,777,500

RAILROAD 1.9%
Union Pacific Corporation                                28,300      1,766,981

REAL ESTATE 4.5%
Boston Properties, Inc.                                  10,000        330,625
Mack Cali Realty Corporation                              5,000        205,000
The Mills Corporation                                    37,000        906,500
National Golf Properties, Inc.                           15,000        492,188
Charles E. Smith Residential Realty, Inc.                22,600        802,300
Vornado Realty Trust                                     32,200      1,511,388
                                                                   -----------
                                                                     4,248,001
RETAIL - DEPARTMENT STORE 2.3%
Federated Department Stores, Inc. (b)                    49,700      2,140,206

RETAIL - DRUG STORE 2.8%
Rite Aid Corporation                                     44,200      2,593,987

RETAIL - RESTAURANT 1.5%
McDonald's Corporation                                   29,900      1,427,725

RETAIL - SPECIALTY 2.1%
Cendant Corporation (b)                                  44,600      1,533,125
Tandy Corporation                                        10,000        385,625
                                                                   -----------
                                                                     1,918,750
SHOE & APPAREL MANUFACTURING 0.7%
NIKE, Inc. Class B                                       16,100        631,925

STEEL 0.9%
Allegheny Teledyne, Inc.                                  3,500         90,562
Oregon Metallurgical Corporation (b)                     23,000        767,625
                                                                   -----------
                                                                       858,187
TELECOMMUNICATION SERVICE 2.3%
AT&T Corporation                                          2,000        122,500
AirTouch Communications, Inc. (b)                        21,900        910,219
WorldCom, Inc. (b)                                       36,600      1,107,150
                                                                   -----------
                                                                     2,139,869
TRUCKING 1.0%
CNF Transportation, Inc.                                 23,700        909,488
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $72,697,724)                              86,021,384
------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS 1.8%
Equity Residential Properties Trust (Depositary Shares
  Representing 1/10th Preferred Series G Convertible)    23,300        597,063
Vornado Realty Trust $3.25 Series A                      17,200      1,135,200
------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $1,444,252)                 1,732,263
------------------------------------------------------------------------------

PREFERRED STOCKS 0.0%
Fresenius National Medical Care, Inc. Class D (b)         8,500            595
------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $0)                                           595
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 8.2%
COMMERCIAL PAPER 0.8%
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 5.33%                           $   27,100         27,100
Johnson Controls, Inc., 5.33%                           657,400        657,400
Pitney Bowes Credit Corporation, 5.33%                   46,400         46,400
Warner Lambert Company, 5.49%                            15,200         15,200
Wisconsin Electric Power Company, 5.49%                  39,800         39,800
                                                                   -----------
                                                                       785,900
REPURCHASE AGREEMENT 7.4%
Goldman Sachs & Company (Dated 12/31/97), 6.35%,
  Due 1/02/98 (Repurchase proceeds $6,902,434);
  Collateralized by: $5,435,000 United States
  Treasury Bonds, 13.375%, Due 8/15/01
  (Market Value $7,043,760) (e)                       6,900,000      6,900,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $7,685,900)                       7,685,900
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $81,827,876) 102.0%           95,440,142
Other Assets and Liabilities, Net (2.0%)                            (1,903,905)
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                  $93,536,237
==============================================================================


COUNTRY DIVERSIFICATION
------------------------------------------------------------------------------
                                                      Percentage of Net Assets
------------------------------------------------------------------------------
United States..........................................................102.0%
Other Assets and Liabilities, Net...................................... (2.0)
-----------------------------------------------------------------------------
Total                                                                  100.0%
-----------------------------------------------------------------------------


LEGEND
------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) Non-income producing security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d) Restricted security.
(e) See Note 2(h) of Notes to Financial Statements.
(f) Affiliated issuer.  (See Note 6 of Notes to Financial Statements.)

Percentages are stated as a percent of net assets.

See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

------------------------------------------------------------------------------------------------------------------------------
December 31, 1997                                                           (In Thousands, Except Per Share Amounts)
                                                                 STRONG COMMON        STRONG         STRONG      STRONG GROWTH
                                                                   STOCK FUND     DISCOVERY FUND   GROWTH FUND      20 FUND
                                                                 -------------    --------------   -----------   -------------
ASSETS:
  Investments in Securities, at Value
    Unaffiliated Issuers (Including Repurchase Agreements
      of $87,900, $13,300, $176,500, and $8,400, respectively)
      (Cost of $1,196,792, $312,966, $1,314,232 and $58,318,
      respectively)                                                $1,498,885        $354,020       $1,611,205      $61,895
    Affiliated Issuers (Cost of $98,695, $9,919, $0
       and $0, respectively)                                           66,809           2,821               --           --
  Receivable for Securities Sold                                       10,283          26,127           22,145        2,999
  Receivable for Fund Shares Sold                                           9              12               55           85
  Dividends and Interest Receivable                                       803             212              873           42
  Other Assets                                                          2,215              20               38            1
                                                                   ----------        --------       ----------      -------
  Total Assets                                                      1,579,004         383,212        1,634,316       65,022

LIABILITIES:
  Payable for Securities Purchased                                     13,914              --           36,789        5,313
  Payable for Fund Shares Redeemed                                        128             115              236           --
  Accrued Operating Expenses and Other Liabilities                        135              86              167           31
                                                                   ----------        --------       ----------      -------
  Total Liabilities                                                    14,177             201           37,192        5,344
                                                                   ----------        --------       ----------      -------
NET ASSETS                                                         $1,564,827        $383,011       $1,597,124      $59,678
                                                                   ==========        ========       ==========      =======
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                    $1,294,476        $378,937       $1,368,284      $59,365
  Undistributed Net Investment Income (Loss)                               --            (158)            (124)           1
  Undistributed Net Realized Gain (Loss)                                  540         (29,919)         (68,009)      (3,265)
  Net Unrealized Appreciation                                         269,811          34,151          296,973        3,577
                                                                   ----------        --------       ----------      -------
  Net Assets                                                       $1,564,827        $383,011       $1,597,124      $59,678
                                                                   ==========        ========       ==========      =======
Capital Shares Outstanding (Unlimited Number Authorized)               74,455          22,529           87,220        5,277

NET ASSET VALUE PER SHARE                                              $21.02          $17.00           $18.31       $11.31
                                                                       ======          ======           ======       ======

                                                                    STRONG MID       STRONG         STRONG SMALL    STRONG
                                                                     CAP FUND   OPPORTUNITY FUND      CAP FUND    VALUE FUND
                                                                    ----------  ----------------    ------------  ----------
ASSETS:
 Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $13,571, $1,501,389, $167,848
       and $81,828, respectively)                                     $15,720      $1,883,857         $181,042      $95,440
    Affiliated Issuers (Cost of $0, $30,600, $0 and $0, respectively)      --          30,600               --           --
  Receivable for Securities Sold                                           52          17,220            1,526           --
  Receivable for Fund Shares Sold                                          --             127               73           54
  Dividends and Interest Receivable                                         9           1,301               42          132
  Other Assets                                                             42           2,329               26           23
                                                                      -------      ----------         --------      -------
  Total Assets                                                         15,823       1,935,434          182,709       95,649

LIABILITIES:
  Payable for Securities Purchased                                        108          10,255              763        1,887
  Payable for Fund Shares Redeemed                                         --              68               39          188
  Accrued Operating Expenses and Other Liabilities                         50             225               49           38
                                                                      -------      ----------         --------      -------
  Total Liabilities                                                       158          10,548              851        2,113
                                                                      -------      ----------         --------      -------
NET ASSETS                                                            $15,665      $1,924,886         $181,858      $93,536
                                                                      =======      ==========         ========      =======
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                       $14,016      $1,487,485         $189,550      $78,099
  Undistributed Net Investment Income                                      --              53               14           --
  Undistributed Net Realized Gain (Loss)                                 (500)         55,305          (20,900)       1,825
  Net Unrealized Appreciation                                           2,149         382,043           13,194       13,612
                                                                      -------      ----------         --------      -------
  Net Assets                                                          $15,665      $1,924,886         $181,858      $93,536
                                                                      =======      ==========         ========      =======
Capital Shares Outstanding (Unlimited Number Authorized)                1,377          51,449           15,884        6,794

NET ASSET VALUE PER SHARE                                              $11.38          $37.41           $11.45       $13.77
                                                                       ======          ======           ======       ======


                                        See notes to financial statements.
                                                                                                             32

STATEMENTS OF OPERATIONS

-----------------------------------------------------------------------------------------------------------------------
For the Period Ended December 31, 1997
                                                                                (In Thousands)
                                                      STRONG COMMON        STRONG           STRONG       STRONG GROWTH
                                                       STOCK FUND      DISCOVERY FUND     GROWTH FUND       20 FUND
                                                      -------------    --------------     -----------    -------------
                                                                                                           (NOTE 1)
INCOME:
  Dividends                                             $ 10,960          $ 1,501          $  6,981         $   84
  Interest - Unaffiliated Issuers                          4,154              366             4,895            160
  Interest - Affiliated Issuers                            2,114               60               538             --
                                                        --------          -------          --------         ------
  Total Income                                            17,228            1,927            12,414            244

EXPENSES:
  Investment Advisory Fees                                14,265            3,954            15,115            218
  Custodian Fees                                             112               68                79              8
  Shareholder Servicing Costs                              1,802            1,130             3,623             49
  Federal and State Registration Fees                        100               46               123             19
  Other                                                      393              223               689             18
                                                        --------          -------          --------         ------
  Total Expenses                                          16,672            5,421            19,629            312
                                                        --------          -------          --------         ------
NET INVESTMENT INCOME (LOSS)                                 556           (3,494)           (7,215)           (68)

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
    Investments in Unaffiliated Issuers                  225,560           46,291           176,895         (2,826)
    Investments in Affiliated Issuers                     (2,362)          (6,906)            8,277             --
    Futures Contracts, Options and Forward Foreign
      Currency Contracts                                    (497)          (3,153)             (494)            --
    Foreign Currencies                                        (8)              --                --             --
                                                        --------          -------          --------         ------
    Net Realized Gain (Loss)                             222,693           36,232           184,678         (2,826)

  Change in Unrealized Appreciation/Depreciation on:
    Investments                                           74,263            6,835            80,535          3,577
    Futures Contracts, Options and Forward Foreign
       Currency Contracts                                     --              195                --             --
    Foreign Currencies                                      (393)               4                --             --
                                                        --------          -------          --------         ------
    Net Change in Unrealized Appreciation/Depreciation    73,870            7,034            80,535          3,577
                                                        --------          -------          --------         ------
NET GAIN                                                 296,563           43,266           265,213            751
                                                        --------          -------          --------         ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    $297,119          $39,772          $257,998         $  683
                                                        ========          =======          ========         ======

                                             See notes to financial statements.
                                                                                                                    33

----------------------------------------------------------------------------------------------------------------------------
For the Period Ended December 31, 1997
                                                                                       (In Thousands)
                                                                   STRONG MID        STRONG        STRONG SMALL     STRONG
                                                                    CAP FUND    OPPORTUNITY FUND     CAP FUND     VALUE FUND
                                                                   ----------   ----------------   ------------   ----------
                                                                    (NOTE 1)
INCOME:
  Dividends                                                          $   49         $ 19,119          $  151       $ 1,100
  Interest - Unaffiliated Issuers                                        60            6,455             377           522
  Interest - Affiliated Issuers                                          --            1,499              25            --
                                                                     ------         --------          ------       -------
  Total Income                                                          109           27,073             553         1,622

EXPENSES:
  Investment Advisory Fees                                              145           18,115           1,796           750
  Custodian Fees                                                         14              162              38             7
  Shareholder Servicing Costs                                            40            3,396             546           160
  Other                                                                  35              679             163            90
                                                                     ------         --------          ------       -------
  Total Expenses                                                        234           22,352           2,543         1,007
                                                                     ------         --------          ------       -------
NET INVESTMENT INCOME (LOSS)                                           (125)           4,721          (1,990)          615

REALIZED AND UNREALIZED GAIN (LOSS):
 Net Realized Gain (Loss) on:
    Investments                                                        (466)         288,390          (4,603)        5,878
    Futures Contracts, Options and Forward Foreign
       Currency Contracts                                                --               --             (11)           --
    Foreign Currencies                                                   --              (15)             --            --
                                                                     ------         --------          ------       -------
    Net Realized Gain (Loss)                                           (466)         288,375          (4,614)        5,878

  Change in Unrealized Appreciation/Depreciation on:
    Investments                                                       2,149           84,260           1,065        10,590
    Foreign Currencies                                                   --             (416)             --            --
                                                                     ------         --------          ------       -------
    Net Change in Unrealized Appreciation/Depreciation                2,149           83,844           1,065        10,590
                                                                     ------         --------          ------       -------
NET GAIN (LOSS)                                                       1,683          372,219          (3,549)       16,468
                                                                     ------         --------          ------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $1,558         $376,940         ($5,539)      $17,083
                                                                     ======         ========          ======       =======

                                                 See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------
                                                                                         (In Thousands)
                                                                   STRONG COMMON STOCK FUND          STRONG DISCOVERY FUND
                                                               -------------------------------  ------------------------------
                                                                 YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                               DEC. 31, 1997    DEC. 31, 1996   DEC. 31, 1997    DEC. 31, 1996
                                                               -------------    -------------   -------------    -------------
OPERATIONS:
  Net Investment Income (Loss)                                  $      556       $    3,234       ($  3,494)       ($  1,756)
  Net Realized Gain                                                222,693          169,638          36,232           14,514
  Change in Unrealized Appreciation/Depreciation                    73,870           42,934           7,034           (7,519)
                                                                ----------       ----------        --------         --------
  Increase in Net Assets Resulting from Operations                 297,119          215,806          39,772            5,239

DISTRIBUTIONS:
  From Net Investment Income                                          (556)          (3,234)             --               --
  In Excess of Net Investment Income                                (1,918)          (3,023)             --          (35,615)
  From Net Realized Gains                                         (246,268)        (182,428)        (36,232)         (18,658)
  In Excess of Net Realized Gains                                       --               --          (7,422)              --
                                                                ----------       ----------        --------         --------
  Total Distributions                                             (248,742)        (188,685)        (43,654)         (54,273)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                        294,151          206,140         300,976          418,430
  Proceeds from Reinvestment of Dividends                          242,397          184,686          42,767           53,029
  Payment for Shares Redeemed                                     (263,744)        (235,311)       (470,643)        (507,692)
                                                                ----------       ----------        --------         --------
  Increase (Decrease) in Net Assets from Capital
     Share Transactions                                            272,804          155,515        (126,900)         (36,233)
                                                                ----------       ----------        --------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            321,181          182,636        (130,782)         (85,267)

NET ASSETS:
  Beginning of Year                                              1,243,646        1,061,010         513,793          599,060
                                                                ----------       ----------        --------         --------
  End of Year                                                   $1,564,827       $1,243,646        $383,011         $513,793
                                                                ==========       ==========        ========         ========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                              13,002            9,957          16,361           23,944
  Issued in Reinvestment of Distributions                           11,819            9,121           2,569            3,134
  Redeemed                                                         (11,814)         (11,308)        (25,839)         (29,235)
                                                                    ------           ------          ------           ------
  Net Increase (Decrease) in Shares of the Fund                     13,007            7,770          (6,909)          (2,157)
                                                                    ======           ======          ======           ======

                                                                       STRONG GROWTH FUND                STRONG GROWTH 20 FUND
                                                                 -------------------------------         ---------------------
                                                                  YEAR ENDED        YEAR ENDED                PERIOD ENDED
                                                                 DEC. 31, 1997     DEC. 31, 1996              DEC. 31, 1997
                                                                 -------------     -------------              -------------
                                                                                                                 (NOTE 1)
OPERATIONS:
  Net Investment Income (Loss)                                   ($    7,215)      ($    2,432)                 ($    68)
  Net Realized Gain (Loss)                                           184,678            67,404                    (2,826)
  Change in Unrealized Appreciation/Depreciation                      80,535            87,465                     3,577
                                                                  ----------        ----------                   -------
  Increase in Net Assets Resulting from Operations                   257,998           152,437                       683

DISTRIBUTIONS:
  In Excess of Net Investment Income                                     (92)           (1,456)                     (370)
  From Net Realized Gains                                           (201,884)          (31,662)                       --
  In Excess of Net Realized Gains                                    (60,918)               --                        --
                                                                  ----------        ----------                   -------
  Total Distributions                                               (262,894)          (33,118)                     (370)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                          568,912           942,711                    77,081
  Proceeds from Reinvestment of Dividends                            257,296            32,540                       364
  Payment for Shares Redeemed                                       (532,345)         (429,235)                  (18,080)
                                                                  ----------        ----------                   -------
  Increase in Net Assets from Capital Share Transactions             293,863           546,016                    59,365
                                                                  ----------        ----------                   -------
TOTAL INCREASE IN NET ASSETS                                         288,967           665,335                    59,678

NET ASSETS:
  Beginning of Period                                              1,308,157           642,822                        --
                                                                  ----------        ----------                   -------
  End of Period                                                   $1,597,124        $1,308,157                   $59,678
                                                                  ==========        ==========                   =======
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                                29,336            52,717                     6,862
  Issued in Reinvestment of Distributions                             14,529             1,753                        33
  Redeemed                                                           (27,349)          (24,245)                   (1,618)
                                                                      ------            ------                     -----
  Net Increase in Shares of the Fund                                  16,516            30,225                     5,277
                                                                      ======            ======                     =====

                                                         See notes to financial statements.
                                                                                                                       35

---------------------------------------------------------------------------------------------------------------------------
                                                                                      (In Thousands)
                                                               STRONG MID CAP FUND              STRONG OPPORTUNITY FUND
                                                               -------------------           ------------------------------
                                                                   YEAR ENDED                 YEAR ENDED       YEAR ENDED
                                                                  DEC. 31, 1997              DEC. 31, 1997    DEC. 31, 1996
                                                                  -------------              -------------    -------------
                                                                     (NOTE 1)
OPERATIONS:
  Net Investment Income (Loss)                                       ($   125)                 $    4,721       $    8,761
  Net Realized Gain (Loss)                                               (466)                    288,375          192,516
  Change in Unrealized Appreciation/Depreciation                        2,149                      83,844           61,818
                                                                      -------                  ----------       ----------
  Increase in Net Assets Resulting from Operations                      1,558                     376,940          263,095

DISTRIBUTIONS:
  From Net Investment Income                                               --                      (4,721)          (8,761)
  In Excess of Net Investment Income                                       (6)                        (93)          (2,559)
  From Net Realized Gains                                                  --                    (261,981)        (173,793)
                                                                      -------                  ----------       ----------
  Total Distributions                                                      (6)                   (266,795)        (185,113)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                            32,746                     337,611          705,579
  Proceeds from Reinvestment of Dividends                                   6                     260,936          181,281
  Payment for Shares Redeemed                                         (18,639)                   (553,376)        (522,932)
                                                                      -------                  ----------       ----------
  Increase in Net Assets from Capital Share Transactions               14,113                      45,171          363,928
                                                                      -------                  ----------       ----------
TOTAL INCREASE IN NET ASSETS                                           15,665                     155,316          441,910

NET ASSETS:
  Beginning of Year                                                        --                   1,769,570        1,327,660
                                                                      -------                  ----------       ----------
  End of Year                                                         $15,665                  $1,924,886       $1,769,570
                                                                      =======                  ==========       ==========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                                  3,136                       8,874           20,032
  Issued in Reinvestment of Dividends                                       1                       7,155            5,146
  Redeemed                                                             (1,760)                    (14,759)         (14,803)
                                                                        -----                      ------           ------
  Net Increase in Shares of the Fund                                    1,377                       1,270           10,375
                                                                        =====                      ======           ======

                                                                   STRONG SMALL CAP FUND              STRONG VALUE FUND
                                                                ----------------------------     ----------------------------
                                                                 YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                                                DEC. 31, 1997  DEC. 31, 1996     DEC. 31, 1997  DEC. 31, 1996
                                                                -------------  -------------     -------------  -------------
OPERATIONS:
  Net Investment Income (Loss)                                    ($  1,990)     ($    476)         $   615        $   457
  Net Realized Gain (Loss)                                           (4,614)        (9,983)           5,878             69
  Change in Unrealized Appreciation/Depreciation                      1,065         12,129           10,590          3,022
                                                                   --------       --------          -------        -------
  Increase (Decrease) in Net Assets Resulting from Operations        (5,539)         1,670           17,083          3,548

DISTRIBUTIONS:
  From Net Investment Income                                             --             --             (616)          (456)
  In Excess of Net Investment Income                                 (1,721)        (2,103)              --             --
  From Net Realized Gains                                                --             --           (4,122)            --
                                                                   --------       --------          -------        -------
  Total Distributions                                                (1,721)        (2,103)          (4,738)          (456)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                         211,720        234,309           56,387         62,709
  Proceeds from Reinvestment of Dividends                             1,646          2,045            4,653            443
  Payment for Shares Redeemed                                      (181,307)       (78,862)         (35,344)       (10,749)
                                                                   --------       --------          -------        -------
  Increase in Net Assets from Capital Share Transactions             32,059        157,492           25,696         52,403
                                                                   --------       --------          -------        -------
TOTAL INCREASE IN NET ASSETS                                         24,799        157,059           38,041         55,495

NET ASSETS:
  Beginning of Year                                                 157,059             --           55,495             --
                                                                   --------       --------          -------        -------
  End of Year                                                      $181,858       $157,059          $93,536        $55,495
                                                                   ========       ========          =======        =======
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                               18,622         19,415            4,408          5,736
  Issued in Reinvestment of Dividends                                   128            170              348             39
  Redeemed                                                          (15,868)        (6,583)          (2,769)          (969)
                                                                     ------         ------            -----          -----
  Net Increase in Shares of the Fund                                  2,882         13,002            1,987          4,806
                                                                     ======         ======            =====          =====

                                                   See notes to financial statements.

36

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 1997

1. ORGANIZATION
   The accompanying financial statements represent the Strong Growth Funds, which include the following diversified, open-end management investment companies registered under the Investment Company Act of 1940:
    - Strong Common Stock Fund, Inc.
    - Strong Discovery Fund, Inc.
    - Strong Growth Fund (a series of Strong Equity Funds, Inc.)
    - Strong Growth 20 Fund (a series of Strong Equity Funds, Inc.)
    - Strong Mid Cap Fund (a series of Strong Equity Funds, Inc.)
    - Strong Opportunity Fund, Inc.
    - Strong Small Cap Fund (a series of Strong Equity Funds, Inc.)
    - Strong Value Fund (a series of Strong Equity Funds, Inc.)
   The Strong Mid Cap Fund commenced operations on January 2, 1997. The inception date for Strong Growth 20 Fund is June 30, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

   (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available, when held by the Funds, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

       The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at December 31, 1997 were as follows:
                                      AGGREGATE    AGGREGATE   PERCENT OF
                                        COST      FAIR VALUE   NET ASSETS
                                     ----------   ----------   ----------
          Strong Discovery Fund      $1,596,715    $271,615       0.07%
          Strong Growth Fund          1,000,005     400,002       0.03%
          Strong Small Cap Fund         465,000     155,000       0.09%

   (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

       The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes.
       Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

   (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   (D) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

-------------------------------------------------------------------------------
December 31, 1997

   (E) Options -- The Funds may write put or call options (none were written during 1997). Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

   (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

   (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   (H) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ('the Advisor") have determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), purchased in a repurchase transaction be maintained in a segregated account with a custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral transferred under each repurchase agreement to ensure the value of the collateral exceeds the amounts owed to the Funds under each repurchase agreement by at least 2%.

   (I) Additional Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

       Foreign denominated assets and forward currency contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

   (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   (K) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3. RELATED PARTY TRANSACTIONS
   Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on annualized rates of 1.00% of the average daily net assets of the Funds. Advisory fees are subject to reimbursement by the Advisor if a Fund's operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

   Sloate, Weisman, Murray & Company, Inc. ("Sloate") manages the investments of Strong Value Fund under an agreement with the Advisor. Sloate is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

-------------------------------------------------------------------------------


   The Funds may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund invested in such money market funds are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

   Certain information regarding related party transactions for the period ended December 31, 1997, is as follows:

                               PAYABLE TO       OTHER SHAREHOLDER  UNAFFILIATED
                               ADVISOR AT      SERVICING EXPENSES   DIRECTORS'
                            DECEMBER 31, 1997    PAID TO ADVISOR       FEES
                            -----------------  ------------------  ------------
   Strong Common Stock Fund      $ 13,109            $18,792         $15,562
   Strong Discovery Fund           25,277             13,482           7,308
   Strong Growth Fund              62,105             40,770          16,276
   Strong Growth 20 Fund            2,287                663             400
   Strong Mid Cap Fund             36,568                534           1,500
   Strong Opportunity Fund        109,376             30,271          21,493
   Strong Small Cap Fund           31,098              7,114           3,273
   Strong Value Fund               21,463              2,319           1,500

4. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of long-term securities during the period ended December 31, 1997, were as follows:

                                      PURCHASES                          SALES
                           ------------------------------  ------------------------------
                           U.S. GOVERNMENT                 U.S. GOVERNMENT
                              AND AGENCY        OTHER         AND AGENCY        OTHER
                           --------------- --------------  --------------- --------------
   Strong Common Stock Fund   $       --   $1,543,822,498     $       --   $1,534,740,030
   Strong Discovery Fund       1,341,700      653,805,490      1,347,950      833,964,532
   Strong Growth Fund                 --    4,105,807,233             --    4,159,022,251
   Strong Growth 20 Fund              --      156,880,533             --      104,857,501
   Strong Mid Cap Fund                --       56,838,922             --       43,362,508
   Strong Opportunity Fund            --    1,553,766,110             --    1,809,126,874
   Strong Small Cap Fund              --    1,034,652,137             --    1,001,116,756
   Strong Value Fund                  --       92,193,029             --       67,313,072

5. INCOME TAX INFORMATION
   At December 31, 1997, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2005) for federal income tax purposes were as follows:

                               FEDERAL TAX    UNREALIZED     UNREALIZED        NET        NET CAPITAL LOSS
                                   COST       APPRECIATION   DEPRECIATION   APPRECIATION      CARRYOVERS
                              --------------  ------------   -------------  ------------   ----------------
   Strong Common Stock Fund   $1,301,262,520  $334,015,440   ($69,583,526)  $264,431,914     $        --
   Strong Discovery Fund         327,069,931    63,801,453    (34,030,475)    29,770,978              --
   Strong Growth Fund          1,336,307,266   297,356,996    (22,459,266)   274,897,730              --
   Strong Growth 20 Fund          59,094,656     3,433,928       (633,197)     2,800,731       2,519,430
   Strong Mid Cap Fund            13,600,021     2,592,623       (472,611)     2,120,012         470,793
   Strong Opportunity Fund     1,534,527,605   438,347,845    (58,418,110)   379,929,735              --
   Strong Small Cap Fund         168,620,374    22,862,705    (10,441,072)    12,421,633      20,126,715
   Strong Value Fund              81,869,959    15,043,844     (1,473,661)    13,570,183              --

   Under current tax law, the Strong Growth Fund had capital losses of $38,879,433 which were realized during November and December 1997 are being deferred and treated as occurring on the first day of the following fiscal year.

   For corporate shareholders in the Funds, the percentages of dividend income distributed for the period ended December 31, 1997 which are designated as qualifying for the dividends-received deduction are as follows: Strong Common Stock Fund 43.2%, Strong Discovery Fund 0.0%, Strong Growth Fund 100.0%, Strong Growth 20 Fund 19.7%, Strong Mid Cap Fund 100.0%, Strong Opportunity Fund 99.3%, Strong Small Cap Fund 3.5%, and Strong Value Fund 100.0% (unaudited).

-------------------------------------------------------------------------------
December 31, 1997

6. INVESTMENTS IN AFFILIATES
   Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers during the period ended December 31, 1997 is as follows:

                                        BALANCE OF                                     BALANCE OF                 DIVIDEND/INTEREST
                                       SHARES OR PAR       GROSS       GROSS SALES    SHARES OR PAR      VALUE         INCOME
                                        VALUE HELD       PURCHASES         AND         VALUE HELD      DEC. 31,   JAN. 1 - DEC. 31,
                                       JAN. 1, 1997    AND ADDITIONS   REDUCTIONS     DEC. 31, 1997      1997           1997
                                       -------------   -------------   -----------    -------------    --------   -----------------
Strong Common Stock Fund
------------------------
IHOP Corporation                           535,000           7,300       (50,300)         492,000     $15,990,000    $       --
Musicland Group, Inc. - Senior
 Subordinated Notes                     $1,000,000              --            --       $1,000,000         925,000       119,576
Musicland Stores Corporation             1,446,600         496,600       (43,200)       1,900,000      13,893,750            --
Software Spectrum, Inc.                    274,000          11,000      (285,000)              --              --            --
Strong Institutional Money Fund         20,000,000      18,000,000    (2,000,000)      36,000,000      36,000,000     1,993,940

Strong Discovery Fund
---------------------
Avatex Corporation (formerly
Foxmeyer Health Corporation)             1,404,600              --    (1,404,600)              --              --            --
Halsey Drug Company, Inc. - Common Stock   812,660          74,060      (192,500)         694,220       1,084,719            --
Halsey Drug Company, Inc. - Convertible
   Bonds                                  $600,000              --            --         $600,000         259,614        60,000
Halsey Drug Company, Inc. - Restricted
   Common Stock                              2,820              --            --            2,820           3,965            --
Halsey Drug Company, Inc. - Warrants            --          21,429            --           21,429           8,036            --
Movie Gallery, Inc.                        710,000          60,000      (271,275)         498,725       1,465,005            --

Strong Growth Fund
------------------
PJ America, Inc.                           256,500              --      (256,500)              --              --            --
Sipex Corporation                          400,000         315,500      (715,500)              --              --            --
Strong Institutional Money Fund         68,000,000              --   (68,000,000)              --              --       537,544

Strong Opportunity Fund
-----------------------
Strong Institutional Money Fund                 --      43,000,000   (12,400,000)      30,600,000      30,600,000     1,499,214

Strong Small Cap Fund
---------------------
Strong Institutional Money Fund                 --       2,000,000    (2,000,000)              --              --        25,323

40

FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------------
STRONG COMMON STOCK FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                    SELECTED PER-SHARE DATA(a)
               --------------------------------------------------------------------------------------------------------------
                             INCOME FROM INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                          --------------------------------------  -----------------------------------------------
                                       Net Realized
               Net Asset              and Unrealized    Total                 In Excess                             Net Asset
                 Value,       Net         Gains          from      From Net     of Net    From Net                    Value,
               Beginning  Investment   (Losses) on    Investment  Investment  Investment  Realized      Total         End of
  Year Ended   of Period    Income     Investments    Operations    Income      Income      Gains   Distributions     Period
Dec. 31, 1997    $20.24      $0.01        $4.67          $4.68      ($0.01)     ($0.03)    ($3.86)     ($3.90)        $21.02
Dec. 31, 1996     19.77       0.06         3.87           3.93       (0.06)      (0.05)     (3.35)      (3.46)         20.24
Dec. 31, 1995     16.74       0.11         5.25           5.36       (0.10)      (0.02)     (2.21)      (2.33)         19.77
Dec. 31, 1994     17.94       0.04        (0.13)         (0.09)      (0.04)         --      (1.07)      (1.11)         16.74
Dec. 31, 1993     15.07       0.04         3.74           3.78       (0.04)         --      (0.87)      (0.91)         17.94

                                  RATIOS AND SUPPLEMENTAL DATA
                 -----------------------------------------------------------------
                             Net                Ratio of Net
                           Assets,    Ratio of   Investment               Average
                           End of     Expenses     Income    Portfolio  Commission
                  Total  Period (In  to Average  to Average   Turnover     Rate
  Year Ended     Return   Millions)  Net Assets  Net Assets     Rate       Paid(b)
Dec. 31, 1997    +24.0%    $1,565       1.2%        0.0%       117.3%    $0.0560
Dec. 31, 1996    +20.5%     1,244       1.2%        0.3%        90.9%     0.0456
Dec. 31, 1995    +32.4%     1,061       1.2%        0.5%        91.5%
Dec. 31, 1994     -0.5%       790       1.3%        0.3%        83.0%
Dec. 31, 1993    +25.2%       762       1.4%        0.2%        80.9%

(a)  Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  Disclosure required, effective for reporting periods beginning after September 1, 1995.


STRONG DISCOVERY FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                        SELECTED PER-SHARE DATA (a)
              ---------------------------------------------------------------------------------------------------------------------
                           INCOME FROM INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                         ------------------------------------  ----------------------------------------------------------
                                      Net Realized
              Net Asset     Net      and Unrealized   Total                 In Excess            In Excess                Net Asset
                Value,   Investment       Gains       from      From Net     of Net    From Net    of Net                   Value,
              Beginning    Income     (Losses) on  Investment  Investment  Investment  Realized   Realized      Total       End of
  Year Ended  of Period    (Loss)     Investments  Operations    Income      Income      Gains     Gains    Distributions   Period
Dec. 31, 1997   $17.45    ($0.16)        $2.00        $1.84          --          --     ($1.90)   ($0.39)      ($2.29)      $17.00
Dec. 31, 1996    18.96     (0.15)         0.35         0.20          --      ($1.12)     (0.59)       --        (1.71)       17.45
Dec. 31, 1995    15.67     (0.05)         5.48         5.43          --       (0.10)     (2.04)       --        (2.14)       18.96
Dec. 31, 1994    18.05      0.16         (1.17)       (1.01)     ($0.11)      (0.58)     (0.68)       --        (1.37)       15.67
Dec. 31, 1993    16.01     (0.01)         3.48         3.47          --       (0.45)     (0.98)       --        (1.43)       18.05

                                RATIOS AND SUPPLEMENTAL DATA
               --------------------------------------------------------------------
                           Net                 Ratio of Net
                         Assets,    Ratio of    Investment               Average
                         End of     Expenses      Income     Portfolio  Commission
               Total   Period (In  to Average   to Average    Turnover     Rate
  Year Ended   Return  Millions)   Net Assets   Net Assets      Rate       Paid (b)
Dec. 31, 1997  +10.9%    $383         1.4%        (0.9%)       169.9%     $0.0600
Dec. 31, 1996   +1.5%     514         1.4%        (0.3%)       792.8%      0.0339
Dec. 31, 1995  +34.8%     599         1.4%        (0.4%)       516.0%
Dec. 31, 1994   -5.7%     388         1.5%         0.7%        606.1%
Dec. 31, 1993  +22.2%     302         1.5%        (0.2%)       668.2%

(a)  Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  Disclosure required, effective for reporting periods beginning after September 1, 1995.


STRONG GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                          SELECTED PER-SHARE DATA (a)
               ------------------------------------------------------------------------------------------------------------
                             INCOME FROM INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                          --------------------------------------  ----------------------------------------------
                                       Net Realized
               Net Asset              and Unrealized    Total     In Excess             In Excess                 Net Asset
                 Value,      Net          Gains          from       of Net    From Net   of Net                     Value,
               Beginning  Investment        on        Investment  Investment  Realized  Realized       Total        End of
  Year Ended   of Period     Loss       Investments   Operations    Income      Gains     Gains    Distributions    Period
Dec. 31, 1997    $18.50    ($0.08)         $3.41        $3.33           --     ($2.70)   ($0.82)      ($3.52)       $18.31
Dec. 31, 1996     15.88     (0.03)          3.13         3.10       ($0.02)     (0.46)       --        (0.48)        18.50
Dec. 31, 1995     11.61     (0.04)          4.79         4.75        (0.03)     (0.16)    (0.29)       (0.48)        15.88
Dec. 31, 1994     10.00        --           1.72         1.72        (0.11)        --        --        (0.11)        11.61

                                     RATIOS AND SUPPLEMENTAL DATA
                ---------------------------------------------------------------------
                            Net                  Ratio of Net
                          Assets,     Ratio of    Investment                Average
                          End of      Expenses      Income     Portfolio   Commission
                 Total  Period (In   to Average   to Average    Turnover      Rate
  Year Ended    Return   Millions)   Net Assets   Net Assets      Rate        Paid (b)
Dec. 31, 1997   +19.1%    $1,597        1.3%        (0.5%)       295.7%     $0.0680
Dec. 31, 1996   +19.5%     1,308        1.3%        (0.2%)       294.9%      0.0478
Dec. 31, 1995   +41.0%       643        1.4%        (0.5%)       321.2%
Dec. 31, 1994   +17.3%       106        1.6%        (0.1%)       385.8%

(a)  Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  Disclosure required, effective for reporting periods beginning after September 1, 1995.

-----------------------------------------------------------------------------------------------------------------------------
STRONG GROWTH 20 FUND
----------------------------------------------------------------------------------------------------------
                                                 SELECTED PER-SHARE DATA(a)
                   ---------------------------------------------------------------------------------------
                                INCOME FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                              --------------------------------------  -------------------------
                   Net Asset               Net Realized     Total     In Excess                  Net Asset
                     Value,      Net      and Unrealized     from       of Net                     Value,
                   Beginning  Investment      Gain on     Investment  Investment      Total        End of
 Period Ended      of Period     Loss       Investments   Operations    Income    Distributions    Period
Dec. 31, 1997 (b)  $10.00      ($0.01)         $1.40         $1.39      ($0.08)      ($0.08)       $11.31

                                    RATIOS AND SUPPLEMENTAL DATA
                   ------------------------------------------------------------------
                               Net                 Ratio of Net
                             Assets,    Ratio of    Investment               Average
                             End of     Expenses      Income    Portfolio  Commission
                    Total  Period (In  to Average   to Average   Turnover     Rate
 Period Ended      Return   Millions)  Net Assets   Net Assets     Rate       Paid
Dec. 31, 1997 (b)  +13.9%      $60        1.4%*        1.7%*      250.1%     $0.0474

  *  Calculated on an annualized basis.
(a)  Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the period from June 30, 1997 (inception) to December 31, 1997.  Total return and portfolio turnover rate are not annualized.

STRONG MID CAP FUND
----------------------------------------------------------------------------------------------------------
                                                 SELECTED PER-SHARE DATA(a)
                   ---------------------------------------------------------------------------------------
                                INCOME FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                              --------------------------------------  -------------------------
                   Net Asset               Net Realized     Total     In Excess                  Net Asset
                     Value,      Net      and Unrealized     from       of Net                     Value,
                   Beginning  Investment      Gain on     Investment  Investment      Total        End of
 Period Ended      of Period     Loss       Investments   Operations    Income    Distributions    Period
Dec. 31, 1997      $10.00      ($0.09)         $1.47         $1.38      ($0.00)      ($0.00)       $11.38

                                    RATIOS AND SUPPLEMENTAL DATA
                   ------------------------------------------------------------------
                               Net                 Ratio of Net
                             Assets,    Ratio of    Investment               Average
                             End of     Expenses      Income    Portfolio  Commission
                    Total  Period (In  to Average   to Average   Turnover     Rate
 Period Ended      Return   Millions)  Net Assets   Net Assets     Rate       Paid
Dec. 31, 1997      +13.9%      $16        1.6%        (0.9%)      305.2%    $0.0597

(a)  Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

STRONG OPPORTUNITY FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                    SELECTED PER-SHARE DATA(a)
               --------------------------------------------------------------------------------------------------------------
                             INCOME FROM INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                          --------------------------------------  -----------------------------------------------

               Net Asset               Net Realized     Total                 In Excess                             Net Asset
                 Value,       Net     and Unrealized     from      From Net     of Net    From Net                    Value,
               Beginning  Investment     Gains on     Investment  Investment  Investment  Realized      Total         End of
  Year Ended   of Period    Income     Investments    Operations    Income      Income      Gains   Distributions     Period
Dec. 31, 1997    $35.26      $0.10        $7.90          $8.00      ($0.10)         --     ($5.75)     ($5.85)        $37.41
Dec. 31, 1996     33.35       0.20         5.78           5.98       (0.20)     ($0.05)     (3.82)      (4.07)         35.26
Dec. 31, 1995     27.71       0.20         7.28           7.48       (0.20)      (0.01)     (1.63)      (1.84)         33.35
Dec. 31, 1994     28.23       0.13         0.76           0.89       (0.13)         --      (1.28)      (1.41)         27.71
Dec. 31, 1993     24.70       0.06         5.10           5.16       (0.06)         --      (1.57)      (1.63)         28.23

                                    RATIOS AND SUPPLEMENTAL DATA
                   ------------------------------------------------------------------
                               Net                 Ratio of Net
                             Assets,    Ratio of    Investment               Average
                             End of     Expenses      Income    Portfolio  Commission
                    Total  Period (In  to Average   to Average   Turnover     Rate
  Year Ended       Return   Millions)  Net Assets   Net Assets     Rate       Paid
Dec. 31, 1997      +23.5%    $1,925       1.2%         0.3%        93.7%    $0.0519
Dec. 31, 1996      +18.1%     1,770       1.3%         0.6%       103.3%     0.0503
Dec. 31, 1995      +27.3%     1,328       1.3%         0.7%        92.5%
Dec. 31, 1994       +3.2%       806       1.4%         0.5%        59.2%
Dec. 31, 1993      +21.2%       444       1.4%         0.2%       109.1%

(a)  Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  Disclosure required, effective for reporting periods beginning after September 1, 1995.

42

--------------------------------------------------------------------------------
STRONG SMALL CAP FUND
----------------------------------------------------------------------------------------------------------
                                                 SELECTED PER-SHARE DATA(a)
                   ---------------------------------------------------------------------------------------
                                INCOME FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                              --------------------------------------  -------------------------
                                           Net Realized
                   Net Asset              and Unrealized    Total     In Excess                  Net Asset
                     Value,      Net           Gains         from       of Net                     Value,
                   Beginning  Investment    (Losses) on   Investment  Investment      Total        End of
  Year Ended       of Period     Loss       Investments   Operations    Income    Distributions    Period
Dec. 31, 1997       $12.08      ($0.13)       ($0.40)       ($0.53)    ($0.10)       ($0.10)       $11.45
Dec. 31, 1996        10.00       (0.01)         2.28          2.27      (0.19)        (0.19)        12.08

                                    RATIOS AND SUPPLEMENTAL DATA
                   ------------------------------------------------------------------
                               Net                 Ratio of Net
                             Assets,    Ratio of    Investment               Average
                             End of     Expenses      Income    Portfolio  Commission
                    Total  Period (In  to Average   to Average   Turnover     Rate
  Year Ended       Return   Millions)  Net Assets   Net Assets     Rate       Paid
Dec. 31, 1997       -4.5%    $182         1.4%         (1.1%)     592.9%    $0.0375
Dec. 31, 1996      +22.7%     157         1.5%         (0.7%)     419.8%     0.0372

(a)  Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

STRONG VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                    SELECTED PER-SHARE DATA(a)
                ---------------------------------------------------------------------------------------------------
                              INCOME FROM INVESTMENT OPERATIONS             LESS DISTRIBUTIONS
                           ---------------------------------------  ------------------------------------
                Net Asset               Net Realized      Total                                           Net Asset
                  Value,      Net      and Unrealized      from      From Net   From Net                    Value,
                Beginning  Investment     Gains on      Investment  Investment  Realized       Total        End of
  Year Ended    of Period    Income      Investments    Operations    Income      Gains    Distributions    Period
Dec. 31, 1997    $11.55       $0.10         $2.86          $2.96      ($0.10)    ($0.64)      ($0.74)       $13.77
Dec. 31, 1996     10.00        0.13          1.55           1.68       (0.13)        --        (0.13)        11.55

                                    RATIOS AND SUPPLEMENTAL DATA
                   ------------------------------------------------------------------
                               Net                 Ratio of Net
                             Assets,    Ratio of    Investment               Average
                             End of     Expenses      Income    Portfolio  Commission
                    Total  Period (In  to Average   to Average   Turnover     Rate
  Year Ended       Return   Millions)  Net Assets   Net Assets     Rate       Paid
Dec. 31, 1997      +25.9%     $94         1.3%         0.8%       103.0%    $0.0509
Dec. 31, 1996      +16.8%      55         1.5%         1.5%        89.5%     0.0513

(a)  Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

                                                                            43

REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Strong Growth Funds

We have audited the accompanying statements of assets and liabilities of Strong Growth Fund, Strong Growth 20 Fund, Strong Mid Cap Fund, Strong Small Cap Fund, Strong Value Fund (all five of the portfolios constituting the Strong Equity Funds, Inc.), Strong Opportunity Fund, Inc., Strong Common Stock Fund, Inc. and Strong Discovery Fund, Inc. (collectively referred to herein as the "Strong Growth Funds"), including the schedules of investments in securities, as of December 31, 1997, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Strong Growth Funds as of December 31, 1997, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
February 4, 1998

                                    DIRECTORS
                                Richard S. Strong
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                     OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           John A. Flanagan, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                              Firstar Trust Company
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                                     AUDITOR
                            Coopers & Lybrand L.L.P.
              411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

  For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030.
 Please read it carefully before investing or sending money.  This report does not constitute an offer for the sale of securities.
            Strong Funds are offered for sale by prospectus only.




                         [PICTURE OF TELEPHONE]
                     To order a free prospectus kit,
                           call 1-800-368-1030

                     To learn more about our funds,
                      discuss an existing account,
                        or conduct a transaction,
                           call 1-800-368-3863
                            -----------------
                               If you are a
                         Financial Professional,
                           call 1-800-368-1683

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                           www.strong-funds.com


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                              STRONG FUNDS
                 P.O. Box 2936 * Milwaukee, Wisconsin  53201
                   Strong Funds Distributors, Inc. 7026B98               98AGRO